-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                  GOVERNMENT INCOME FUND
                                                  --------------------------
                                                  INTERMEDIATE BOND FUND
                                                  --------------------------
                                                  ADJUSTABLE RATE MORTGAGE
                                                  --------------------------
                                                  SECURITIES FUND


[LOGO] INCOME
       FUNDS

--------------------------------------------------
CONTENTS
--------------------------------------------------

GOVERNMENT INCOME FUND
--------------------------------------------------
Letter to Shareholders . . . . . . . . . . . . . 2
Financial Statements and Notes . . . . . . . . .10
Investments in Securities. . . . . . . . . . . .23
Independent Auditors' Report . . . . . . . . . .27
Federal Tax Information  . . . . . . . . . . . .28
Shareholder Services . . . . . . . . . . . . . .31
Glossary . . . . . . . . . . . . . . . . . . . .32


INTERMEDIATE BOND FUND
--------------------------------------------------
Letter to Shareholders . . . . . . . . . . . . . 4
Financial Statements and Notes . . . . . . . . .10
Investments in Securities. . . . . . . . . . . .24
Independent Auditors' Report . . . . . . . . . .27
Federal Tax Information  . . . . . . . . . . . .28
Shareholder Update . . . . . . . . . . . . . . .29
Shareholder Services . . . . . . . . . . . . . .31
Glossary . . . . . . . . . . . . . . . . . . . .32

ADJUSTABLE RATE MORTGAGE
SECURITIES FUND
--------------------------------------------------
Letter to Shareholders . . . . . . . . . . . . . 7
Financial Statements and Notes . . . . . . . . .10
Investments in Securities. . . . . . . . . . . .25
Independent Auditors' Report . . . . . . . . . .27
Federal Tax Information  . . . . . . . . . . . .28
Shareholder Update . . . . . . . . . . . . . . .29
Shareholder Services . . . . . . . . . . . . . .31
Glossary . . . . . . . . . . . . . . . . . . . .32


This report is intended for shareholders of Government Income Fund, Intermediate Bond
Fund and Adjustable Rate Mortgage
Securities Fund, but may also be used as sales literature if preceded or accompanied by a prospectus. The prospectus gives details about the charges, investment results, risks and operating policies of the funds.

*An investment in a money market fund is neither insured nor guaranteed by the U.S.
government, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.


[LOGO]

INTERNATIONAL GROWTH FUNDS
-------------------------------
Emerging Markets Growth Fund
Pacific-European Growth Fund


U.S. GROWTH FUNDS
-------------------------------
Small Company Growth Fund
Emerging Growth Fund
Growth Fund


GROWTH AND INCOME FUNDS
-------------------------------
Growth and Income Fund
Balanced Fund


INCOME FUNDS
-------------------------------
Government Income Fund
Intermediate Bond Fund
Adjustable Rate Mortgage Securities Fund

Many traditional investment strategies rely on the steady, dependable investment income generated by debt obligations of corporations and government entities.


TAX-EXEMPT INCOME FUNDS
-------------------------------
National Tax-Exempt Fund
Minnesota Tax-Exempt Fund


CASH MANAGEMENT FUNDS*
-------------------------------
Money Market Fund
Tax-Exempt Money Market Fund
U.S. Government Money Market Fund
Institutional Money Market Fund


Piper Funds provide you with the flexibility to help you pursue your lifelong goals. Among our funds, we offer a spectrum of investment objectives and convenient shareholder services to meet the varied needs of today's investors.

Contact your Piper Jaffray Investment Executive for more information about the Piper Funds, including prospectuses, or call Mutual Fund Services at 1 800 866-7778.

[PHOTO]


WILLIAM H. ELLIS

President

Piper Capital Management
-----------------------------


PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Oct. 29, 1996
--------------------------------------------------------------------------------


DEAR SHAREHOLDERS:


Check out the best sellers' list at your local bookstore. You'll notice a number of books about companies that have gone through dramatic changes in recent years. Surprising? Not really. Every company experiences change periodically. And we're no exception. At Piper Capital Management, we've recently made significant changes to enhance our ability to achieve consistent, competitive performance and provide a higher level of quality service.
     We've restructured our fund family to offer you a broader range of mutual funds - from small company to emerging markets. We've renamed certain funds so it's easier to identify how they invest. Take a look at the names, and you'll see what I mean.
     We've upgraded our toll-free telephone system so you spend less time listening to voice response and more time receiving information you can put to use. When calling our toll-free number, you'll now have the option to listen to our portfolio managers talk about their current investment strategies and market outlook. Find out the many ways to reach us, including our toll-free number, on the back page of this report.
     Take a close look at the annual report in your hand. You'll see that the format is simpler and more inviting. The report has less jargon and is easier to read. We've even added a glossary of terms at the back of the book to help you better understand commonly used financial terms. Whenever you see this symbol ****, it indicates a term that is defined in the glossary. In addition, we've developed more literature that clearly spells out each fund's investment process with succinct content that you can easily grasp. Flip to the back page for more information on how to order literature.
     You'll hear the word "team" more often when we talk about our portfolio managers. We've reorganized our investment management group so managers interact more frequently, sharing their best ideas to improve the investment capabilities of Piper Capital.
     There is one thing that hasn't changed at Piper Capital, and that's the value we place on your Investment Executive. He or she plays an integral part in helping you build your wealth. Rely on your Piper Jaffray Investment Executive to give you the support and guidance that you need in working toward your financial goals.
     The recent changes we have made represent a new way of doing business at Piper Capital - an approach we believe will enable us to establish an unparalleled reputation for prudent investing and high-quality service.
     That said, we look forward to serving your future financial needs and exceeding your expectations in every way we can.

Thank you for your investment.

Sincerely,


/s/ William H. Ellis

William H. Ellis


**** [In the printed version of the document this symbol appears as a graduation cap.]
------------------------------------------------------------------------------
                       1  1996 Annual Report-Income Funds

[PHOTO]


BRUCE SALVOG

shares responsibility for the

management of Government

Income Fund. He has 26

years of financial experience.
-------------------------------


GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

Oct. 29, 1996
--------------------------------------------------------------------------------


DEAR SHAREHOLDERS:


FOR THE 12-MONTH PERIOD ENDED SEPT. 30, 1996, GOVERNMENT INCOME FUND RECORDED A TOTAL RETURN OF 4.99%,* WITH ALL DISTRIBUTIONS REINVESTED, BUT NOT INCLUDING ITS SALES CHARGE. Over the same one-year period, the Lipper U.S. Mortgage Funds Average+ had a total return of 4.59%, and the Merrill Lynch 5-10 Year Treasury Index** had a total return of 3.77%.

WE ARE PLEASED WITH THE FUND'S FAVORABLE PERFORMANCE, WHICH WE BELIEVE CAN BE ATTRIBUTED TO SEVERAL FACTORS. As interest rates were rising during the first quarter of the year, the fund had a defensive effective duration **** posture compared to its benchmark, which means the duration was shorter, and the fund was somewhat less sensitive to interest rate changes. That, along with a carefully timed move to a neutral duration **** position at the end of the first quarter, contributed to the fund's positive performance. This cautious stance helped preserve the fund's capital as rising interest rates caused bond prices to fall.

ANOTHER REASON THE FUND OUTPERFORMED THE BENCHMARK WAS THAT IT EMPHASIZED MORTGAGE-BACKED SECURITIES DURING THE WHOLE REPORTING PERIOD AND FOCUSED ON THE LONG-TERM INCOME GENERATING POTENTIAL OF THE FUND. Mortgage-backed securities, which make up the largest portion of the fund's portfolio, outperformed corporate and U.S. Treasury bonds during the year. They were able to generate better income levels than other sectors, and they also had better price performance. This is because mortgage securities generally perform well compared to other fixed income securities when interest rates are stable or


--------------------------------------------------------------------------------
FUND PERFORMANCE THROUGH SEPT. 30, 1996*
--------------------------------------------------------------------------------


GROWTH OF $10,000 INVESTED SINCE INCEPTION

3/87        9,600                  10,000                10,000

6/87        9,517                   9,757                 9,826

9/87        8,997                   9,371                 9,539

12/87       9,640                   9,978                10,077

3/88        9,985                  10,366                10,451

6/88       10,106                  10,451                10,580

9/88       10,268                  10,646                10,783

12/88      10,328                  10,659                10,816

3/89       10,419                  10,771                10,898

6/89       10,882                  11,739                11,640

9/89       10,937                  11,827                11,754

12/89      11,347                  12,288                12,177

3/90       11,178                  12,105                12,127

6/90       11,589                  12,518                12,533

9/90       11,724                  12,632                12,716

12/90      12,335                  13,385                13,312

3/91       12,676                  13,648                13,641

6/91       12,823                  13,819                13,865

9/91       13,777                  14,733                14,614

12/91      14,678                  15,680                15,300

3/92       14,067                  15,256                15,117

6/92       14,873                  15,990                15,709

9/92       15,370                  16,985                16,236

12/92      15,319                  16,864                16,267

3/93       15,965                  17,825                16,817

6/93       16,452                  18,407                17,180

9/93       16,933                  19,027                17,446

12/93      16,858                  18,884                17,464

3/94       15,961                  18,140                16,921

6/94       15,387                  17,901                16,589

9/94       15,370                  17,965                16,648

12/94      15,324                  17,978                16,645

3/95       16,321                  18,965                17,422

6/95       17,319                  20,408                18,295

9/95       17,660                  20,774                18,632

12/95      18,368                  21,846                19,282

3/96       18,036                  21,203                19,048

6/96       18,186                  21,191                19,098

9/96       18,541                  21,557                19,435

----------------------     -----------------------      --------------------
Government Income Fund,    Merrill Lynch 5-10 Year      Lipper U.S. Mortgage
reflects the fund's 4%     Treasury Index**             Fund Average+
sales charge


** An unmanaged index, that includes no expenses or transaction charges, of all U.S. Treasury bonds that have maturities of five to 10 years.

+ The average total return of similar funds as characterized by Lipper Analytical Services.


AVERAGE ANNUALIZED TOTAL RETURNS
Includes 4% maximum sales charge.

One Year   . . . . . . . . . . . . . . .      0.79%
Five Years . . . . . . . . . . . . . . .      5.25%
Since Inception (3/16/87). . . . . . . .      6.68%

During some periods, the fund's adviser waived or paid certain fund expenses and/or the fund's distributor voluntarily limited certain fund 12b-1 fees. Otherwise, the average annual total returns would have been 0.67% one year, 5.06% five years and 6.44% since inception.

* Past performance does not guarantee future results. Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. The return and principal value of your investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

All fund and benchmark performance figures include reinvested distributions.

**** [In the printed version of the document this symbol appears as a graduation cap.]
-------------------------------------------------------------------------------
                      2  1996 Annual Report - Income Funds

DAVID STEELE

shares responsibility for the

management of Government

Income Fund. He has 17

years of financial experience.
-------------------------------



GOVERNMENT INCOME FUND  (CONTINUED)
--------------------------------------------------------------------------------
increasing (as was the case during this reporting period), since homeowners are less likely to refinance mortgage loans in those environments. As a result of prior interest rate declines, prices of mortgage-backed securities were historically inexpensive at the end of 1995. We believe they've moved from being cheap to having relatively fair values today, as interest rates have stabilized.

OVER THE YEAR, THE FUND MAINTAINED A 5% TO 10% POSITION IN THE DOLLAR ROLL PROGRAM.**** This program allows the fund to generate fee income by committing to pay for securities in the future at today's prices. These commitments also increase the number of assets exposed to interest rate riskv and, therefore, increase the volatility of the fund's net asset value. The dollar roll program was not as attractive this year as it has been in many previous years, since rising interest rates kept homeowners from refinancing their mortgages in great numbers during the year.

LOOKING AHEAD, WE EXPECT MODERATE ECONOMIC GROWTH WITH NO SERIOUS OR SUSTAINABLE INCREASE IN INFLATION AND AN INTEREST RATE ENVIRONMENT THAT IS SOMEWHAT LESS VOLATILE. We believe this environment should be conducive to good performance by mortgage securities. While they are now not as undervaluedv as they have been over the past year, we believe they still represent fair value in the environment we anticipate, in comparison to other fixed income securities. With this outlook in mind, we do not anticipate making any major shifts in the fund's composition. We are also refraining from assuming a more aggressive effective duration, due to the possibility that the Federal Reserve may raise short-term interest rates, and the fact that cash flows into bond funds this year have slowed considerably. We will continue to monitor the portfolio and make changes as appropriate.

As always, we appreciate your investment in Government Income Fund, and we look forward to helping you reach your financial goals in the coming year.


Sincerely,




/s/ Bruce Salvog                             /s/ David Steele

Bruce Salvog                                 David Steele
Portfolio Manager                            Portfolio Manager


-------------------------------------------------------------------------------

 PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
 As a percentage of total assets on Sept. 30, 1996.


    U.S. Agency Inverse
    Floater Securities            1%

    U.S. Agency Inverse
    Interest-Only Securities      1%

    U.S. Treasury Securities     10%

    U.S. Agency Fixed Rate
    Mortgage-Backed
    Securities                   72%

    U.S. Agency
    Z-Bond Securities             8%

    U.S. Agency
    Debentures                    3%

    U.S. Agency
    CMOs - Fixed                  4%

    Other Assets                  1%


                              [PIE GRAPH]


**** [In the printed version of the document this symbol appears as a graduation cap.]
-------------------------------------------------------------------------------
                      3  1996 Annual Report - Income Funds

WORTH BRUNTJEN

shares responsibility for the

management of Intermediate

Bond Fund. He has 29 years

of financial experience.
-------------------------------


INTERMEDIATE BOND FUND
-------------------------------------------------------------------------------

Oct. 29, 1996
-------------------------------------------------------------------------------


DEAR SHAREHOLDERS:


At a special meeting held Sept. 12, shareholders of Institutional Government Income Portfolio approved a change in investment policy, which brought along with it several other changes, including a new name - Intermediate Bond Fund. While the fund's objective **** stayed the same, its policies have changed to provide more flexibility in meeting its objective. Shareholders voted to eliminate the requirement that the fund invest only in U.S. government and government agency securities and repurchase agreements. The fund is now permitted to invest in a broad range of debt securities, including U.S. government securities (including mortgage securities), corporate fixed income securities, privately issued mortgage securities, asset-backed securities and U.S. dollar-denominated Yankee bonds. **** In addition, the fund reopened to new investors with a $250 minimum investment and changed its benchmark **** from the Salomon Brothers Mortgage Index to the Lehman Brothers Intermediate Aggregate Index.

FOR THE YEAR ENDED SEPT. 30, 1996, THE FUND RECORDED A 5.68%* TOTAL RETURN, WITH ALL DISTRIBUTIONS REINVESTED BUT NOT INCLUDING SALES CHARGES. This figure reflects performance for the former Institutional Government Income Portfolio, as the policy changes were not implemented until near the period

-------------------------------------------------------------------------------

FUND PERFORMANCE THROUGH SEPT. 30, 1996*
-------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED SINCE INCEPTION


7/88      9800             10000              10000             10000

9/88      9958             10260              10217             10217.3

12/88     9982             10290              10263             10253.3

3/89      10027            10407              10378             10328

6/89      10735            11217              11107             11038.1

9/89      10847            11393              11259             11149.5

12/89     11296            11851              11663             11556.6

3/90      11292            11860              11657             11513.6

6/90      11713            12307              12056             11902

9/90      11965            12514              12254             12082

12/90     12478            13140              12796             12646

3/91      12963            13514              13144             12965.5

6/91      13195            13789              13385             13182.2

9/91      13974            14553              14063             13896.7

12/91     14687            15196              14720             14556

3/92      14762            15115              14593             14392

6/92      15426            15726              15173             14959.1

9/92      16447            16190              15757             15490

12/92     16480            16316              15765             15514.6

3/93      17968            16794              16329             16076.8

6/93      18588            17150              16662             16430.2

9/93      19250            17306              16957             16695.7

12/93     19053            17464              17032             16700.1

3/94      17447            17097              16673             16151.6

6/94      14172            17005              16576             15688.9

9/94      14120            17139              16715             15737.6

12/94     13652            17215              16728             15705.6

3/95      14511            18122              17511             16453.5

6/95      15855            19060              18397             17311.1

9/95      16400            19445              18730             17638

12/95     17010            20101              19375             18252.6

3/96      16934            20026              19241             18049

6/96      17013            20160              19376             18100.8

9/96      17332            20580              19740             18423

----------------       -----------------  -----------------   ------------
Intermediate Bond      Lehman Brothers    Salomon Brothers    Lipper U.S.
Fund, reflects the     Intermediate       Mortgage Index+     Mortgate Funds
fund's 2% sales        Aggregate Index**                      Average++
charge


** An unmanaged index, that includes no expenses or transaction charges, consisting of one- to 10-year government and corporate securities and all of the mortgage- and asset-backed securities in the Lehman Brothers Aggregate Index.

+ An unmanaged index, that includes no expenses or transaction charges, of mortgage securities which have an average life of one year or more, are rated BBB- or higher by Standard and Poor's or Baa3 or higher by Moody's and have a principal amount of at least $1 billion.

++ The average total return of similar funds as characterized by Lipper Analytical Services.


AVERAGE ANNUALIZED TOTAL RETURNS
Includes 2% maximum sales charge.

One Year   . . . . . . . . . . . . . . .      3.57%
Five Years . . . . . . . . . . . . . . .      3.97%
Since Inception (7/11/88). . . . . . . .      6.91%

During some periods, the fund's adviser waived or paid certain fund expenses and/or the fund's distributor voluntarily limited certain fund 12b-1 fees. Otherwise, the average annual total returns would have been 3.95% five years and 6.67% since inception.

* Past performance does not guarantee future results. Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. The return and principal value of your investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

All fund and benchmark performance figures include reinvested distributions.


**** [In the printed version of the document this symbol appears as a graduation cap.]
--------------------------------------------------------------------------------
                      4  1996 Annual Report - Income Funds

BRUCE SALVOG

shares responsibility for the

management of Intermediate

Bond Fund. He has 26 years

of financial experience.
-------------------------------


INTERMEDIATE BOND FUND  (continued)
--------------------------------------------------------------------------------

end. In comparison, the Lipper U.S. Mortgage Funds Average++ had a total return of 4.59%, and the Salomon Brothers Mortgage Index+ had a total return of 5.86% for the same period. The fund's new benchmark, the Lehman Brothers Intermediate Aggregate Index,** had a total return of 5.39% for the period.

WE ATTRIBUTE THE FUND'S PERFORMANCE PRIMARILY TO ITS MODERATELY DEFENSIVE POSTURE IN THE LATTER PART OF 1995 AND THE EARLY PART OF 1996. The reporting period began with concerns of a slowdown in economic activity that caused interest rates to fall and bond prices to increase. During that time, we anticipated interest rates would soon be under upward pressure, so we reduced the fund's effective duration **** to a more defensive level in order to preserve capital. This proved to be the right decision, as the economy showed stronger-than-expected growth in 1996, resulting in rising interest rates. After interest rates had risen substantially, we extended the fund's duration to a more neutral position. This allowed the fund to achieve a somewhat higher level of income than it would have under the more defensive posture.

BY THE END OF 1995, WE HAD LIQUIDATED THE MORE VOLATILE SECURITIES FROM THE PORTFOLIO, IN ORDER TO PRESERVE CAPITAL IN A CHALLENGING MARKET ENVIRONMENT. These included all the fund's inverse interest-only **** securities and inverse floaters. **** (Intermediate Bond Fund's new investment policy does not permit investments in these types of securities.) We replaced these with mortgage pass-through **** securities issued by government agencies like Fannie Mae, Freddie Mac or Ginnie Mae. **** We emphasized discount priced mortgage securities and seasoned mortgage securities purchased at premium prices , in contrast to current coupon issues. This combination provides more value than current coupon issues, which are more likely to experience prepayments if rates fall or price declines if rates rise. The seasoned premiums are expected to provide a higher coupon, while the discounted securities should provide support to the fund's net asset value when interest rates decline. The end result should be greater predictability of cash flows. (****The following terms can also be found in the glossary in the back of this report: discount, seasoned and current coupon.)


--------------------------------------------------------------------------------

 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
As a percentage of total assets on Sept. 30, 1996.

     U.S. Agency Fixed
     Rate Mortgage-Backed
     Securities                  75%

     Short-Term                  18%

     Other Assets                 2%

     Corporate Bonds              5%

                              [PIE GRAPH]


**** [In the printed version of the document this symbol appears as a graduation cap.]
--------------------------------------------------------------------------------
                      5  1996 Annual Report - Income Funds

DAVID STEELE

shares responsibility for the

management of Intermediate

Bond Fund. He has 17

years of financial experience.
-------------------------------


INTERMEDIATE BOND FUND  (continued)
--------------------------------------------------------------------------------

THE FUND IS NOW PAYING OUT WHAT IT EARNS IN MONTHLY DIVIDENDS. Institutional Government Income Portfolio still had a dividend reserve of approximately $0.04 as of Sept. 11, 1996. On Sept. 12, we declared that income as a dividend to avoid paying excise taxes on that amount at the end of the year. Going forward, Intermediate Bond Fund is substantially distributing all of its income each year and does not intend to accumulate any further dividend reserves.

WE HAVE BEGUN REPOSITIONING THE PORTFOLIO TO REFLECT THE FUND'S NEW INVESTMENT POLICIES, AS THE MARKET PROVIDES US WITH OPPORTUNITIES. We expect economic growth will slow from the pace of the second quarter, but it will continue to be positive and healthy. This should provide an environment that will be beneficial for this fund and fixed income securities in general. We are now investing in a broader array of securities that should provide more consistent returns, including corporate fixed income securities, asset-backed securities and Yankee bonds.**** We've reduced our commitment to mortgage securities and have made the fund more reflective of the broad investment grade fixed income market. We expect the restructuring will be complete by the end of 1996; however, we will continue to monitor and alter the portfolio after that time to ensure that it is positioned appropriately for changing market conditions.

WE ARE PLEASED TO BE REPORTING TO YOU FOR THE FIRST TIME AS A PORTFOLIO MANAGEMENT TEAM. Our group combines many years of financial experience, and we feel Intermediate Bond Fund is best managed through the contributions and ideas each of us brings. We are excited about the opportunities the fund's new policies provide, and we are committed to providing you with quality service as you work to achieve your financial goals. Thank you for your investment in Intermediate Bond Fund.

Sincerely,

/s/ Worth Bruntjen

Worth Bruntjen
Portfolio Manager

/s/ Bruce Salvog

Bruce Salvog
Portfolio Manager

/s/ David M. Steele

David Steele
Portfolio Manager


**** [In the printed version of the document this symbol appears as a graduation cap.]
--------------------------------------------------------------------------------
                      6  1996 Annual Report - Income Funds

[PHOTO]


TOM MCGLINCH, CFA

shares responsibility for the

management of Adjustable

Rate Mortgage Securities

Fund. He has 15 years of

financial experience.
-------------------------------


ADJUSTABLE RATE MORTGAGE SECURITIES FUND
--------------------------------------------------------------------------------

Oct. 29, 1996
--------------------------------------------------------------------------------


DEAR SHAREHOLDERS:

FOR THE YEAR ENDED SEPT. 30, 1996, ADJUSTABLE RATE MORTGAGE SECURITIES FUND RECORDED A 6.57%* total return. This figure assumes distributions were reinvested and does not include sales charges. We are pleased with the fund's performance, which compares favorably to the Lipper Adjustable Rate Mortgage Funds Average's+ total return of 4.31%, and the fund's benchmark, the Lehman Brothers Adjustable Rate Mortgage Index,** which had a total return of 6.50% for the same period. A leading contributor to the fund's performance was our strategy of emphasizing the income characteristics of the fund and focusing on higher coupon, adjustable rate mortgage securities with coupon**** rates adjusted to be close to current rates.

EVEN THOUGH INTEREST RATES ARE HIGHER THAN THEY WERE A YEAR AGO, THE FUND'S NET ASSET VALUE HAS EXPERIENCED LITTLE VOLATILITY, AND HAS RISEN FOR THE YEAR TO $8.06 ON SEPT. 30. This compares to a net asset value price of $8 in January. Due to the fund's emphasis on income, we were able to preserve capital in the early part of 1996 as interest rates rose. We reinvested in fixed rate securities at higher yields.

THE ECONOMY OF THE PAST YEAR WAS MIXED, BEGINNING WITH WEAK GROWTH AND LOW INTEREST RATES, LEADING TO STRONGER GROWTH AND HIGHER RATES. Adjustable rate mortgages, as a class, did well compared to other bonds during this time period, primarily due to their higher level of coupon income. They also have shorter effective durations,**** which means they are less sensitive to changes in interest rates. We


--------------------------------------------------------------------------------
Fund Performance Through Sept. 30, 1996*
--------------------------------------------------------------------------------

Growth of $10,000 Invested Since Inception



1/92           $9850.0               $10000.0               $10000.0
3/92           $9756.0                $9918.0               $10060.0
6/92          $10139.0               $10221.0               $10256.7
9/92          $10443.0               $10410.0               $10374.4
12/92         $10365.0               $10437.0               $10444.9
3/93          $10736.0               $10685.0               $10579.0
6/93          $10944.0               $10888.0               $10696.7
9/93          $11098.0               $11003.0               $10796.6
12/93         $11206.0               $11062.0               $10827.8
3/94          $10845.0               $11013.0               $10818.0
6/94          $10675.0               $10970.0               $10757.7
9/94          $10662.0               $11046.0               $10779.3
12/94         $10472.0               $11064.0                $10632.1
3/95          $10940.0               $11528.0               $10838.6
6/95          $11177.0               $11888.0               $11038.5
9/95          $11357.0               $12089.0               $11173.9
12/95         $11577.0               $12361.0               $11313.8
3/96          $11746.0               $12497.0               $11422.0
6/96          $11883.0               $12638.0               $11567.5
9/96          $12103.0               $12875.0                $11743.4

------------------------     --------------------------  ----------------------
Adjustable Rate Mortgage     Lehman Brothers Adjustable  Lipper Adjustable Rate
Securities Fund, reflects    Rate Mortgage Index**       Mortgage Funds Average+
the fund's 1.5% sales
charge

** An unmanaged index, that includes no expenses or transaction charges, of all U.S. agency adjustable rate mortgage securities.

+ The average total return of similar funds as characterized by Lipper Analytical Services.


AVERAGE ANNUALIZED TOTAL RETURNS
Includes 1.5% maximum sales charge.

One Year   . . . . . . . . . . . . . . .      4.97%
Three Years. . . . . . . . . . . . . . .      2.41%
Since Inception (1/30/92). . . . . . . .      4.17%

During some periods, the fund's adviser waived or paid certain fund expenses and/or the fund's distributor voluntarily limited certain fund 12b-1 fees. Otherwise, the average annual total returns would have been 4.84% one year, 2.37% three years and 4.14% since inception.

* Past performance does not guarantee future results. Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. The return and principal value of your investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

All fund performance figures reflect the 1.5% sales charge as if it was applied since the fund's inception. Results through Sept. 1, 1995, reflect historical net asset value performance of American Adjustable Rate Term Trust-1998, the fund's predecessor for financial reporting purposes. All fund and benchmark performance figures include reinvested distributions.



**** [In the printed version of the document this symbol appears as a graduation cap.]
--------------------------------------------------------------------------------
                      7  1996 Annual Report - Income Funds

WAN-CHONG KUNG, CFA

shares responsibility for the

management of Adjustable

Rate Mortgage Securities

Fund. She has four years of

financial experience.
-------------------------------


ADJUSTABLE RATE MORTGAGE SECURITIES FUND  (continued)
--------------------------------------------------------------------------------
continue to hold higher coupon securities, with the expectation that the market's trading range will persist in the near term, with total returns largely influenced by income rather than price appreciation.

THROUGHOUT THE REPORTING PERIOD, WE SLIGHTLY INCREASED THE FUND'S POSITION IN U.S. AGENCY FIXED RATE MORTGAGE-BACKED SECURITIES, SUCH AS FANNIE MAES**** OR GINNIE MAES.**** The fund now has a 17% position in these securities, which is up from about 2% at the beginning of the year. We took this action following the rise in rates, to add a stream of income we believed would add value over a longer period of time. Securities we added included seasoned**** premium mortgage pass-throughs**** and some discount priced balloon pass-through securities. The result was to increase the fund's sensitivity to changing market conditions, which will allow the fund to experience an increase in its net asset value if interest rates fall. However, in a rising interest rate environment, the fund will experience a decrease in net asset value.

THE FUND CONTINUED TO MEET REDEMPTION REQUESTS WITHOUT DISRUPTING ITS NET ASSET VALUE OR INCOME. Redemptions began a year ago after the group of American Adjustable Rate Term Trusts merged to form Adjustable Rate Mortgage Securities Fund. In managing redemption requests, we attempted to keep our exposure to market sectors consistent with our outlook. In the process, we reduced the fund's privately-issued adjustable rate mortgage securities that had relatively low yields.

--------------------------------------------------------------------------------

 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
 As a percentage of total assets on Sept. 30, 1996.

    U.S. Agency Fixed Rate
    Mortgage-Backed
    Securities                   17%

    U.S. Agency Adjustable
    Rate Mortgage-Backed
    Securities                   60%

    U.S. Agency Floating
    Rate Securities               6%

    Private Floating
    Rate Securities              13%

    Other Assets                  1%

   Short-Term                     3%


                   [PIE GRAPH]


**** [In the printed version of the document this symbol appears as a graduation cap.]

--------------------------------------------------------------------------------
                      8  1996 Annual Report - Income Funds

--------------------------------------------------------------------------------

THE ECONOMY'S GROWTH HAS SHOWN SIGNS OF MODERATION RECENTLY, BUT IT IS UNLIKELY TO SLIP INTO RECESSION. As we move toward the end of the year, we expect the Federal Reserve to maintain a stable policy affecting short-term interest rates, which will continue to benefit mortgage securities - especially adjustable rate mortgage securities. Our current positions in the fund are consistent with that outlook, and our focus will continue to be on improving the level and predictability of dividend income to shareholders.

AT A SPECIAL SHAREHOLDERS' MEETING ON SEPT. 16, THIS FUND ACQUIRED THE ASSETS OF A SIMILAR PIPER FUND, INSTITUTIONAL GOVERNMENT ADJUSTABLE PORTFOLIO. Shareholders shouldn't notice any changes as a result of the acquisition and the fund's policies, objectives and strategies have remained the same.

Thank you for investing in Adjustable Rate Mortgage Securities Fund. We remain committed to providing you with top-quality investment management and service.


Sincerely,


/s/ Tomo McGlinch

Tom McGlinch
Portfolio Manager


/s/ Wan-Chong Kung

Wan-Chong Kung
Portfolio Manager



--------------------------------------------------------------------------------
                      9  1996 Annual Report - Income Funds

            Financial Statements
--------------------------------------------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES
 ..................................................................

                                                                                                  ADJUSTABLE RATE MORTGAGE
                                                                                                       SECURITIES FUND
                                                               GOVERNMENT      INTERMEDIATE    -------------------------------
                                                               INCOME FUND      BOND FUND
                                                                 9/30/96         9/30/96          9/30/96          8/31/96
                                                              -------------   --------------   --------------   --------------
ASSETS:
Investments in securities at market value* (note 2)
  (including repurchase agreements of $256,000, $25,003,000,
  $8,632,000 and $6,621,000, respectively) .................  $ 93,664,953    $  138,935,744   $  262,870,408   $  270,018,143
Cash in bank on demand deposit .............................        48,207         2,770,678          100,533          108,508
Receivable for fund shares sold ............................         4,713             3,695           13,184           13,772
Other assets ...............................................         3,916             6,808           11,359               --
Mortgage security paydowns receivable ......................            --                --          624,266          555,944
Accrued interest receivable ................................       632,389           743,893        1,687,217        1,759,649
Variation margin receivable ................................         9,375                --               --               --
                                                              -------------   --------------   --------------   --------------
  Total assets .............................................    94,363,553       142,460,818      265,306,967      272,456,016
                                                              -------------   --------------   --------------   --------------

LIABILITIES:
Dividends payable to shareholders ..........................       458,850         1,403,509        1,244,072        1,377,705
Payable for investment securities purchased on a when-issued
  basis (note 2) ...........................................     9,830,469                --               --               --
Payable for investment securities purchased ................            --         4,311,628               --               --
Payable for fund shares redeemed ...........................       189,505           850,476        1,119,106          932,349
Accrued investment management fee ..........................        34,677            33,692           77,300           83,176
Accrued distribution fee ...................................        21,477            23,675           32,843          114,369
Other accrued expenses .....................................            --                --              278               --
                                                              -------------   --------------   --------------   --------------
  Total liabilities ........................................    10,534,978         6,622,980        2,473,599        2,507,599
                                                              -------------   --------------   --------------   --------------
Net assets applicable to outstanding capital stock .........  $ 83,828,575    $  135,837,838   $  262,833,368   $  269,948,417
                                                              -------------   --------------   --------------   --------------
                                                              -------------   --------------   --------------   --------------

REPRESENTED BY:
Capital stock - authorized 10 billion shares for each fund
  of $0.01 par value; outstanding, 9,495,487, 18,104,026,
  32,616,678 and 33,601,759 shares, respectively  ..........  $     94,955    $      181,040   $      326,167   $      336,018
Additional paid-in capital .................................    99,860,095       413,204,280      410,401,470      416,529,411
Undistributed (Distributions in excess of) net investment
  income ...................................................         1,809          (125,223)              --               --
Accumulated net realized loss on investments ...............   (16,827,010)     (276,491,719)    (146,563,685)    (144,718,749)
Unrealized appreciation (depreciation) of investments ......       698,726          (930,540)      (1,330,584)      (2,198,263)
                                                              -------------   --------------   --------------   --------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................  $ 83,828,575    $  135,837,838   $  262,833,368   $  269,948,417
                                                              -------------   --------------   --------------   --------------
                                                              -------------   --------------   --------------   --------------
Net asset value per share of outstanding capital stock .....  $       8.83    $         7.50   $         8.06   $         8.03
                                                              -------------   --------------   --------------   --------------
                                                              -------------   --------------   --------------   --------------
* Investments in securities at identified cost .............  $ 92,877,164    $  139,866,284   $  264,200,992   $  272,216,406
                                                              -------------   --------------   --------------   --------------
                                                              -------------   --------------   --------------   --------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

10                                     1996 Annual Report - Income Funds

--------------------------------------------------------------------------------

                      STATEMENTS OF OPERATIONS
 ..................................................................

                                                                                            ADJUSTABLE RATE MORTGAGE
                                                                                                SECURITIES FUND
                                                              GOVERNMENT    INTERMEDIATE   --------------------------
                                                              INCOME FUND    BOND FUND
                                                              YEAR ENDED     YEAR ENDED    MONTH ENDED    YEAR ENDED
                                                                9/30/96       9/30/96        9/30/96       8/31/96
                                                              -----------   ------------   -----------   ------------
INCOME:
Interest ...................................................  $7,165,542    $17,473,718    $1,451,544    $27,294,322
Fee income (note 2) ........................................     184,752             --            --             --
                                                              -----------   ------------   -----------   ------------
  Total investment income ..................................   7,350,294     17,473,718     1,451,544     27,294,322
                                                              -----------   ------------   -----------   ------------

EXPENSES (NOTE 5):
Investment management fee ..................................     474,589        634,796        76,672      1,487,059
Distribution and servicing fees ............................     472,568        709,638        32,843        638,422
Custodian and accounting fees ..............................      83,519        163,659        26,316        252,721
Transfer agent and dividend disbursing agent fees ..........      81,650         83,357        28,210        586,463
Registration fees ..........................................      17,237         29,195        13,195        159,300
Reports to shareholders ....................................      27,859         37,557            --         23,041
Directors' fees ............................................       2,790          2,790            --         32,766
Audit and legal fees .......................................      36,666         47,436         1,643         55,624
Federal excise taxes (note 2) ..............................       1,809        197,646            --             --
Other expenses .............................................      17,948         42,736           500         50,693
                                                              -----------   ------------   -----------   ------------
  Total expenses ...........................................   1,216,635      1,948,810       179,379      3,286,089
Less expenses waived by the adviser ........................          --             --            --       (689,028)
Less expenses waived by the distributor ....................    (179,892)      (234,293)           --             --
                                                              -----------   ------------   -----------   ------------

  Net expenses before expenses paid indirectly .............   1,036,743      1,714,517       179,379      2,597,061
Less expenses paid indirectly ..............................        (661)        (2,839)          (57)        (9,649)
                                                              -----------   ------------   -----------   ------------

  Total net expenses .......................................   1,036,082      1,711,678       179,322      2,587,412
                                                              -----------   ------------   -----------   ------------

  Net investment income ....................................   6,314,212     15,762,040     1,272,222     24,706,910
                                                              -----------   ------------   -----------   ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on investments (note 3) ...........     116,816    (12,736,864)      (68,233)    (2,674,311)
Net realized loss on closed futures contracts .                  (31,400)            --            --             --
                                                              -----------   ------------   -----------   ------------

  Net realized gain (loss) on investments ..................      85,416    (12,736,864)      (68,233)    (2,674,311)
Net change in unrealized appreciation or depreciation of
  investments ..............................................  (1,752,271)    10,497,685       867,679      6,114,992
                                                              -----------   ------------   -----------   ------------

  Net gain (loss) on investments ...........................  (1,666,855)    (2,239,179)      799,446      3,440,681
                                                              -----------   ------------   -----------   ------------

  Net increase in net assets resulting from operations .....  $4,647,357    $13,522,861    $2,071,668    $28,147,591
                                                              -----------   ------------   -----------   ------------
                                                              -----------   ------------   -----------   ------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

11                                     1996 Annual Report - Income Funds

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                                  GOVERNMENT INCOME FUND           INTERMEDIATE BOND FUND
                                                              ------------------------------   -------------------------------
                                                                Year Ended      Year Ended       Year Ended       Year Ended
                                                                 9/30/96          9/30/95         9/30/96          9/30/95
                                                              --------------   -------------   --------------   --------------

OPERATIONS:
Net investment income ......................................   $   6,314,212   $   8,108,201   $   15,762,040   $   31,383,950
Net realized gain (loss) on investments ....................          85,416      (2,705,287)     (12,736,864)    (135,311,109)
Net change in unrealized appreciation or depreciation of
  investments ..............................................      (1,752,271)     10,672,394       10,497,685      153,372,835
                                                              --------------   -------------   --------------   --------------

  Net increase in net assets resulting from operations .....       4,647,357      16,075,308       13,522,861       49,445,676
                                                              --------------   -------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................      (6,318,402)     (8,513,085)     (34,266,074)     (51,996,924)
                                                              --------------   -------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):
Proceeds from sales (note 5) ...............................       7,312,999      16,092,604        6,934,686       24,931,594
Proceeds from issuance of shares for reinvestment of
  distributions ............................................       6,312,741       5,730,718       37,022,030       40,478,651
Merger of BDJ, CDJ and EDJ into ARMS Fund (note 8) .........              --              --               --               --
Merger of Institutional Government Adjustable Portfolio into
  ARMS Fund (note 8) .......................................              --              --               --               --
Payments for shares redeemed ...............................     (33,990,246)    (49,494,075)    (206,000,282)    (308,593,733)
Payments for retirement of 488,000 shares ..................              --              --               --               --
Payments for tender of 9,135,819 shares ....................              --              --               --               --
                                                              --------------   -------------   --------------   --------------
  Decrease in net assets from capital share transactions ...     (20,364,506)    (27,670,753)    (162,043,566)    (243,183,488)
                                                              --------------   -------------   --------------   --------------
  Total decrease in net assets .............................     (22,035,551)    (20,108,530)    (182,786,779)    (245,734,736)

Net assets at beginning of period ..........................     105,864,126     125,972,656      318,624,617      564,359,353
                                                              --------------   -------------   --------------   --------------

Net assets at end of period ................................   $  83,828,575   $ 105,864,126   $  135,837,838   $  318,624,617
                                                              --------------   -------------   --------------   --------------
                                                              --------------   -------------   --------------   --------------

Undistributed (Distributions in excess of) net investment
  income ...................................................   $       1,809   $       4,190   $     (125,223)  $   17,447,004
                                                              --------------   -------------   --------------   --------------
                                                              --------------   -------------   --------------   --------------

*REPRESENTS THE HISTORICAL FINANCIAL RESULTS OF AMERICAN ADJUSTABLE RATE TERM TRUST 1998. SEE NOTE 1 TO THE FINANCIAL
 STATEMENTS.

                                                                 ADJUSTABLE RATE MORTGAGE SECURITIES FUND
                                                              ----------------------------------------------
                                                               Month Ended      Year Ended      Year Ended
                                                                 9/30/96         8/31/96         8/31/95*
                                                              -------------   --------------   -------------
OPERATIONS:
Net investment income ......................................  $   1,272,222   $   24,706,910   $  23,499,426
Net realized gain (loss) on investments ....................        (68,233)      (2,674,311)    (20,761,474)
Net change in unrealized appreciation or depreciation of
  investments ..............................................        867,679        6,114,992      17,558,315
                                                              -------------   --------------   -------------
  Net increase in net assets resulting from operations .....      2,071,668       28,147,591      20,296,267
                                                              -------------   --------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................     (1,272,222)     (24,649,898)    (27,746,007)
                                                              -------------   --------------   -------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Proceeds from sales (note 5) ...............................        115,577        2,964,814              --
Proceeds from issuance of shares for reinvestment of
  distributions ............................................        747,173       13,155,273              --
Merger of BDJ, CDJ and EDJ into ARMS Fund (note 8) .........             --      801,742,686              --
Merger of Institutional Government Adjustable Portfolio into
  ARMS Fund (note 8) .......................................      4,661,948               --              --
Payments for shares redeemed ...............................    (13,439,193)    (960,718,174)             --
Payments for retirement of 488,000 shares ..................             --               --      (3,579,372)
Payments for tender of 9,135,819 shares ....................             --               --     (79,726,515)
                                                              -------------   --------------   -------------
  Decrease in net assets from capital share transactions ...     (7,914,495)    (142,855,401)    (83,305,887)
                                                              -------------   --------------   -------------
  Total decrease in net assets .............................     (7,115,049)    (139,357,708)    (90,755,627)
Net assets at beginning of period ..........................    269,948,417      409,306,125     500,061,752
                                                              -------------   --------------   -------------
Net assets at end of period ................................  $ 262,833,368   $  269,948,417   $ 409,306,125
                                                              -------------   --------------   -------------
                                                              -------------   --------------   -------------
Undistributed (Distributions in excess of) net investment
  income ...................................................  $          --   $           --   $          --
                                                              -------------   --------------   -------------
                                                              -------------   --------------   -------------
*REPRESENTS THE HISTORICAL FINANCIAL RESULTS OF AMERICAN ADJ
 STATEMENTS.

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

12                                     1996 Annual Report - Income Funds

             Notes to Financial Statements
--------------------------------------------------

(1) ORGANIZATION
 ................................................................................
                      Piper Funds Inc. (Piper Funds) and Piper Funds Inc.-II (Piper Funds II) are each registered under the Investment Company Act of 1940 (as amended) as single, open-end management investment companies. Piper Funds currently has 12 series, including Government Income Fund and Intermediate Bond Fund (formerly Institutional Government Income Portfolio), each of which is classified as a diversified series. Piper Funds II currently has one series, Adjustable Rate Mortgage Securities Fund (ARMS fund), which is classified as a diversified series.

                      On September 1, 1995, American Adjustable Rate Term Trust 1996 (BDJ), American Adjustable Rate Term Trust 1997
                      (CDJ), American Adjustable Rate Term Trust 1998 (DDJ) and American Adjustable Rate Term Trust 1999 (EDJ) merged into the ARMS fund. American Adjustable Rate Term Trust 1998
                      (DDJ) (a closed-end fund) is considered the surviving entity for financial reporting purposes. In addition, on September 16, 1996, the net assets of Piper Institutional Funds Inc. -- Institutional Government Adjustable Portfolio (PIFAX) were merged into ARMS Fund.

                      The articles of incorporation of Piper Funds and Piper Funds II permit the boards of directors to create additional series in the future.

                      The investments of Government Income Fund, Intermediate Bond Fund and Adjustable Rate Mortgage Securities Fund (the funds) are as follows:

                      Government Income Fund invests primarily in securities issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities. The fund may also invest in mortgage-related securities issued by private entities. The fund's investments in mortgage-related securities may include certain derivative mortgage securities.

                      Intermediate Bond Fund invests primarily in a broad range of investment-quality debt securities.

                      Adjustable Rate Mortgage Securities Fund invests primarily in adjustable rate mortgage securities.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
 ................................................................................
                      INVESTMENTS IN SECURITIES
                      The values of certain fixed income securities are provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities.

                      Occasionally, events affecting the value of such securities may occur between the time valuations are determined and the close of the Exchange. If events materially affecting the value of such securities occur, if the funds' management determines for any other reason that valuations provided by the pricing service are inaccurate or when market quotations are not readily available, securities will be valued at their fair value according to procedures decided upon in good faith by the Board of Directors. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      Exchange-traded options are valued at the last sales price on the exchange prior to the time when assets are valued. If no sales were reported that day, the options will be valued at the mean between the current closing bid and asked prices. Over-the-counter options are valued using market quotations

--------------------------------------------------------------------------------

13  1996 Annual Report - Income Funds

--------------------------------------------------------------------------------
                      obtained from independent dealers that make markets in the securities. Financial futures are valued at the last settlement price established each day by the board of trade or exchange on which they are traded. Such valuations are determined using independent pricing services or prices quoted by independent brokers.

                      Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily.

                      OPTIONS TRANSACTIONS
                      For hedging purposes, Government Income Fund and Adjustable Rate Mortgage Securities Fund may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured puts. The risk in writing a call option is that the funds give up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the funds pay a premium whether or not the option is exercised. The funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                      Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The funds will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

                      FUTURES TRANSACTIONS
                      In order to gain exposure to or protect from changes in the market, Government Income Fund and Adjustable Rate Mortgage Securities Fund may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                      Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires.

                      At September 30, 1996, Government Income Fund had outstanding 50 interest rate sales contracts on 30 year U.S. Treasury notes, expiring in December 1996, with an unrealized loss of $89,063. The market value and par value of the open contracts were $5,364,063 and $5,275,000 respectively. Securities with a market value of $2,447,237 were pledged as collateral to cover initial margin deposits on these contracts. Adjustable Rate Mortgage Securities Fund had no open futures contracts at September 30, 1996.

--------------------------------------------------------------------------------

14  1996 Annual Report - Income Funds

--------------------------------------------------------------------------------

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the funds on a forward-commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. Each fund maintains, in segregated accounts with the custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of each fund's net asset value if the funds make such purchases while remaining substantially fully invested. As of September 30, 1996, Government Income Fund had entered into when-issued or forward commitments of $9,830,469.

                      In connection with their ability to purchase securities on a when-issued or forward-commitment basis, Government Income Fund and Intermediate Bond Fund may enter into mortgage "dollar rolls" in which the funds sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" their purchase commitments, the funds receive negotiated fees. For the year ended September 30, 1996, such fees earned by Government Income Fund amounted to $184,752.

                      FEDERAL TAXES
                      Each fund is treated separately for federal income tax purposes. Each fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. However, Government Income Fund and Intermediate Bond Fund incurred federal excise taxes of $1,809, or $0.00 per share and $197,646, or $0.01 per share, on income retained during the 1995 excise tax year. Generally, on a calendar-year basis, the funds will distribute substantially all of their taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to "straddle" transactions, the timing of recognition of income on certain collateralized mortgage-backed securities and the non-deductibility of excise tax payments made.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds. Distributions which exceed the net investment income or net realized gains for financial statement purposes are presented as an "excess distribution" in the statements of changes in net assets and the financial highlights.

--------------------------------------------------------------------------------

15  1996 Annual Report - Income Funds

--------------------------------------------------------------------------------

                      On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made as follows:

                                                 GOVERNMENT                    ADJUSTABLE RATE MORTGAGE
                                                  INCOME      INTERMEDIATE         SECURITIES FUND
                                                   FUND        BOND FUND      --------------------------
                                                 9/30/96        9/30/96         9/30/96         8/31/96
                                                 --------     -----------     ------------     ---------
Increase (Decrease) in undistributed net
  investment income .........................    $ 1,809      $  931,807      $         --     $ (57,012)
Increase (Decrease) in accumulated net
  realized loss on investments ..............    $    --      $1,478,152      $ (1,549,102)           --
Increase (Decrease) in additional
  paid in capital ...........................    $(1,809)     $  546,345      $ (1,549,102)    $  57,012

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions to shareholders from net investment income are declared daily and paid monthly. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or reinvested in additional shares.

                      REPURCHASE AGREEMENTS
                      For repurchase agreements entered into with certain broker-dealers, the funds, along with other affiliated registered investment companies, may transfer uninvested cash balances to a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results may differ from these estimates.

(3) INVESTMENT SECURITY TRANSACTIONS
 ................................................................................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended September 30, 1996, for Government Income Fund and Intermediate Bond Fund, and for the month ended September 30, 1996, and the year ended August 31, 1996, for Adjustable Rate Mortgage Securities Fund were as follows:

                                                                                       ADJUSTABLE RATE MORTGAGE
                                                  GOVERNMENT      INTERMEDIATE             SECURITIES FUND
                                                 INCOME FUND        BOND FUND       ------------------------------
                                                   9/30/96           9/30/96          9/30/96           8/31/96
                                                 ------------     -------------     ------------     -------------
Purchases ...................................    $ 33,990,344     $ 203,081,656     $  4,482,412     $ 199,506,041
Proceeds from sales .........................    $ 58,959,391     $ 390,416,191     $ 14,440,593     $ 956,968,356

                      For the periods referenced above, no brokerage commissions were paid to Piper Jaffray Inc., an affiliated broker.

--------------------------------------------------------------------------------

16  1996 Annual Report - Income Funds

--------------------------------------------------------------------------------

(4) CAPITAL SHARE
   TRANSACTIONS
 ................................................................................
                      Transactions in shares of each fund for the years ended September 30, 1996, and 1995, for Government Income Fund and Intermediate Bond Fund, and the month ended September 30, 1996, and the year ended August 31, 1996, for Adjustable Rate Mortgage Securities Fund were as follows:

                                                                                   ADJUSTABLE
                                                                                      RATE
                                                                                    MORTGAGE
                                                 GOVERNMENT      INTERMEDIATE      SECURITIES
                                                 INCOME FUND      BOND FUND           FUND
                                                   9/30/96         9/30/96           9/30/96
                                                 -----------     ------------     -------------
Sold ........................................       822,655           884,830           14,416
Issued for reinvested distributions .........       706,427         4,706,970           93,048
Redeemed ....................................    (3,808,707)      (26,737,969)      (1,672,368)
Shares issued in connection, with merger of
  PIFAX (note 8) ............................            --                --          579,823
                                                 -----------     ------------     -------------
  Decrease ..................................    (2,279,625)      (21,146,169)        (985,081)
                                                 -----------     ------------     -------------
                                                 -----------     ------------     -------------

                                                   9/30/95           9/30/95            8/31/96
                                                 ------------     -------------     ----------------
Sold ........................................      1,896,575          3,262,247             370,239
Issued for reinvested distributions .........        670,492          5,175,622           1,637,616
Redeemed ....................................     (5,760,853)       (39,887,016)       (119,875,424)
Shares issued in connection with the merger
  of BDJ, CDJ, DDJ and EDJ (note 8) .........             --                 --         104,403,211
                                                 ------------     -------------     ----------------
  Decrease ..................................     (3,193,786)       (31,449,147)        (13,464,358)
                                                 ------------     -------------     ----------------
                                                 ------------     -------------     ----------------

(5) EXPENSES
 ................................................................................
                      Piper Funds and Piper Funds II have entered into investment management agreements with Piper Capital Management Incorporated (Piper Capital) under which Piper Capital manages each fund's assets and furnishes related office facilities, equipment, research and personnel. The agreements require each fund to pay Piper Capital a monthly fee based on average daily net assets. The fees for each fund are as follows: Government Income Fund, an annual rate of 0.50% of the first $250 million in net assets and decreasing percentages thereafter to 0.40% of net assets in excess of $500 million; Intermediate Bond Fund, an annual rate of 0.30% of the first $100 million in net assets, 0.25% of the next $150 million and 0.20% of net assets in excess of $250 million; Adjustable Rate Mortgage Securities Fund, an annual rate of 0.35% on the first $500 million in net assets and 0.30% of net assets in excess of $500 million.

                      Each fund also pays Piper Jaffray Inc. (Piper Jaffray), the funds' distributor, a quarterly fee for providing shareholder services and distribution-related services. The fee for Government Income Fund is limited to an annual rate of 0.50% of average daily net assets and includes 0.25% payable as a servicing fee and 0.25% payable as a distribution fee. Intermediate Bond Fund's fee is limited to an annual rate of 0.30% of average daily net assets and includes 0.25% payable as a servicing fee and 0.05% payable as a distribution fee. The fee is limited to an annual rate of average daily net assets 0.15% for Adjustable Rate Mortgage Securities Fund, all of which represents a servicing fee. For the year ended September 30, 1996, Piper Jaffray voluntarily agreed to limit the total distribution and servicing fees to an annual rate of 0.32% and 0.20% of average daily net assets for Government Income Fund and Intermediate Bond Fund, respectively.

                      Piper Funds and Piper Funds II have also entered into shareholder account servicing agreements under which Piper Jaffray and Piper Trust Company perform various transfer and dividend disbursing agent services for accounts held at the respective company. The fees, which are paid monthly to Piper Jaffray and Piper Trust Company for providing these services, are equal to an annual rate of $7.50 per

--------------------------------------------------------------------------------

17  1996 Annual Report - Income Funds

--------------------------------------------------------------------------------
                      active shareholder account and $1.60 per closed account. For the year ended September 30, 1996, for Government Income Fund and Intermediate Bond Fund, and for the month ended September 30, 1996 and the year ended August 31, 1996, for Adjustable Rate Mortgage Securities Fund, Piper Jaffray and Piper Trust received the following amounts in connection with the shareholder account servicing agreements:

                                                                             ADJUSTABLE RATE
                                                 GOVERNMENT   INTERMEDIATE MORTGAGE SECURITIES
                                                  INCOME        BOND               FUND
                                                   FUND         FUND       --------------------
                                                 9/30/96      9/30/96      9/30/96     8/31/96
                                                 --------     --------     -------     --------
Piper Jaffray ...............................    $51,052      $31,433      $7,365      $86,239
Piper Trust .................................      6,955        2,939          --           --
                                                 --------     --------     -------     --------
                                                 $58,007      $34,372      $7,365      $86,239
                                                 --------     --------     -------     --------
                                                 --------     --------     -------     --------

                      In addition to the investment management, distribution and shareholder account servicing fees, each fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

                      Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the funds.

                      Sales charges received by Piper Jaffray for distributing the funds' shares for the year ended September 30, 1996, for Government Income Fund and Intermediate Bond Fund and the month ended September 30, 1996 and the year ended August 31, 1996, for Adjustable Rate Mortgage Securities Fund were $42,651, $12,517, $0 and $9,280, respectively.

(6) CAPITAL LOSS CARRYOVER
 ................................................................................
                      For federal income tax purposes, the following funds had capital loss carryovers at September 30, 1996, and August 31, 1996, which, if not offset by subsequent capital gains, will expire as noted. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expired. Due to limits on utilization of the capital loss carryovers which Adjustable Rate Mortgage Securities Fund acquired in the mergers described in note 8, the utilization of these capital loss carryovers in subsequent years is limited to $69,945,971 per year.

                                                                                       ADJUSTABLE RATE MORTGAGE
                                                  GOVERNMENT      INTERMEDIATE              SECURITIES FUND
                                                 INCOME FUND        BOND FUND       -------------------------------
                                                   9/30/96           9/30/96           9/30/96           8/31/96
                                                 ------------     -------------     -------------     -------------
Capital Loss Carryover ......................    $ 16,784,819     $ 276,491,719     $ 146,563,691     $ 144,718,755
Expiration Dates ............................     2002-2004         2003-2004         1997-2004         1997-2003

(7) PENDING LITIGATION
 ................................................................................
                      On October 20, 1994, a complaint was filed by Herman D. Gordon in the U.S. District Court for the District of Minnesota against DDJ, EDJ, Piper Jaffray Companies Inc. (Piper Companies), Piper Capital Management Incorporated (Piper Capital), Piper Jaffray Inc. (Piper Jaffray) and certain associated individuals. A second complaint was filed on April 14, 1995, in the same court by Frank Donio, I.R.A., and other plaintiffs against BDJ, CDJ, DDJ and EDJ, Piper Companies, Piper Capital, Piper Jaffray and certain associated individuals. Plaintiffs in both actions filed a Consolidated

--------------------------------------------------------------------------------

18  1996 Annual Report - Income Funds

--------------------------------------------------------------------------------
                      Amended Class Action Complaint on May 23, 1995, alleging violations of certain federal and state securities laws. Piper Companies and Piper Capital have agreed to indemnify Piper Funds Inc. II Adjustable Rate Mortgage Securities Fund (as successor by merger to BDJ, CDJ, DDJ and EDJ) against any expenses or losses incurred in connection with such complaint. On August 23, 1996, the Court granted final approval to the parties' agreement to settle all outstanding claims of the purported class action. The Effective Date of the Settlement Agreement was September 23, 1996. The Settlement Agreement provides for $14 million in principal payments consisting of $500,000 which was paid by Piper Jaffray Companies Inc. and Piper Capital Management Incorporated upon the Court's preliminary approval, $1.5 million which was paid upon the Effective Date of the Settlement Agreement, and payments of $3 million on each anniversary of the Effective Date for the next four years, with accrued interest payments of up to $1.8 million.

(8) MERGERS
 ................................................................................
                      As described in note 1 to the financial statements, on September 1, 1995, the net assets of BDJ, CDJ, DDJ and EDJ were combined in a tax-free merger to form ARMS Fund. In addition, on September 16, 1996, the net assets of PIFAX were acquired by ARMS Fund via a tax-free merger. The following table presents the shares of ARMS Fund issued in exchange for the net assets of each of the merged funds and the composition of such net assets as of the merger dates.

                                                                      MERGER OF
                                                    MERGER          BDJ, CDJ, DDJ
                                                   OF PIFAX            AND EDJ
                                                    9/16/96            9/1/95
                                                 -------------     ---------------
Shares issued in connection with the
  mergers* ..................................          579,823        104,403,211
                                                 -------------     ---------------
                                                 -------------     ---------------

Net assets immediately after the mergers ....    $ 269,963,724     $1,211,749,182
                                                 -------------     ---------------
                                                 -------------     ---------------
Composition of net assets merged into ARMS
  Fund**
  Capital stock .............................    $   7,987,753     $  900,831,012
  Accumulated net realized loss on
    investments .............................       (3,325,805)       (94,949,571)
  Unrealized depreciation of investments ....               --         (4,138,755)
                                                 -------------     ---------------
  Total net assets merged ...................    $   4,661,948     $  801,742,686
                                                 -------------     ---------------
                                                 -------------     ---------------

* SHARES ISSUED ARE DETERMINED BY THE RATIO OF EACH MERGED FUND'S NET ASSET VALUE TO ARMS FUND'S NET ASSET VALUE ON THE DATES OF THE MERGERS. SHARES ARE BASED ON A NET ASSET VALUE OF ARMS FUND OF $8.00 PER SHARE FOR THE MERGER ON SEPTEMBER 1, 1995, AND $8.04 PER SHARE FOR THE MERGER ON SEPTEMBER 16, 1996.
** DDJ IS CONSIDERED THE SURVIVOR OF THE SEPTEMBER 1, 1995, MERGER FOR FINANCIAL REPORTING PURPOSES. THEREFORE, THE NET ASSETS MERGED ON 9/1/95 ARE THOSE OF BDJ, CDJ AND EDJ, WHICH ARE CONSIDERED TO HAVE MERGED INTO ARMS FUND.

--------------------------------------------------------------------------------

19  1996 Annual Report - Income Funds

--------------------------------------------------------------------------------

(9) FINANCIAL HIGHLIGHTS
 ................................................................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      GOVERNMENT INCOME FUND

                                                             Fiscal year ended September 30,
                                                 -------------------------------------------------------
                                                  1996        1995        1994        1993        1992
                                                 -------     -------     -------     -------     -------
PER-SHARE DATA
Net asset value, beginning of period ........    $  8.99     $  8.42     $ 10.01     $  9.86     $  9.69
                                                 -------     -------     -------     -------     -------
Operations:
  Net investment income .....................       0.60        0.60        0.69        0.80        0.90
  Net realized and unrealized gains (losses)
    on investments ..........................      (0.16)       0.60       (1.58)       0.15        0.17
                                                 -------     -------     -------     -------     -------
    Total from operations ...................       0.44        1.20       (0.89)       0.95        1.07
                                                 -------     -------     -------     -------     -------
Distributions to shareholders:
  From net investment income ................      (0.60)      (0.63)      (0.68)      (0.80)      (0.90)
  From net realized gains on investments ....         --          --       (0.02)         --          --
                                                 -------     -------     -------     -------     -------
    Total distributions to shareholders .....      (0.60)      (0.63)      (0.70)      (0.80)      (0.90)
                                                 -------     -------     -------     -------     -------
Net asset value, end of period ..............    $  8.83     $  8.99     $  8.42     $ 10.01     $  9.86
                                                 -------     -------     -------     -------     -------
                                                 -------     -------     -------     -------     -------
SELECTED INFORMATION
Total return(a) .............................       4.99%      14.87%      (9.26)%     10.06%      11.57%
Net assets at end of period (in millions) ...    $    84     $   106     $   126     $   160     $   124
Ratio of expenses to average daily net
  assets(b) .................................       1.09%       1.11%       1.05%       1.09%       1.11%
Ratio of net investment income to average
  daily net assets(b) .......................       6.66%       7.02%       7.43%       8.10%       9.15%
Portfolio turnover rate (excluding short-term
  securities) ...............................         32%         87%        121%        191%        118%

(A) TOTAL RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE DURING THE PERIOD, ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(B) DURING THE YEARS REFLECTED ABOVE, THE DISTRIBUTOR VOLUNTARILY WAIVED FEES. HAD THE MAXIMUM DISTRIBUTION FEE BEEN IN EFFECT, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN AS
     FOLLOWS: 1.28%/6.47%, 1.29%/6.84%, 1.24%/7.24%, 1.27%/7.92% AND 1.29%/8.97%
     IN THE FISCAL YEAR ENDED 1996, 1995, 1994, 1993 AND 1992, RESPECTIVELY. BEGINNING IN FISCAL 1995, THE EXPENSE RATIOS REFLECT THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.

--------------------------------------------------------------------------------

20  1996 Annual Report - Income Funds

--------------------------------------------------------------------------------

(9) FINANCIAL HIGHLIGHTS
 ................................................................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      INTERMEDIATE BOND FUND

                                                             Fiscal year ended September 30,
                                                 --------------------------------------------------------
                                                  1996        1995         1994        1993        1992
                                                 -------     -------     --------     -------     -------
PER-SHARE DATA
Net asset value, beginning of period ........    $  8.12     $  7.98     $  12.22     $ 11.51     $ 10.71
                                                 -------     -------     --------     -------     -------
Operations:
  Net investment income .....................       0.53(a)     0.88         0.90        1.29        1.07
  Net realized and unrealized gains (losses)
    on investments ..........................      (0.11)       0.31        (3.96)       0.56        0.73
                                                 -------     -------     --------     -------     -------
    Total from operations ...................       0.42        1.19        (3.06)       1.85        1.80
                                                 -------     -------     --------     -------     -------
Distributions to shareholders:
  From net investment income ................      (1.04)      (1.05)       (0.95)      (0.90)      (0.91)
  From net realized gains on investments ....         --          --        (0.23)      (0.24)      (0.09)
                                                 -------     -------     --------     -------     -------
    Total distributions to shareholders .....      (1.04)      (1.05)       (1.18)      (1.14)      (1.00)
                                                 -------     -------     --------     -------     -------
Net asset value, end of period ..............    $  7.50     $  8.12     $   7.98     $ 12.22     $ 11.51
                                                 -------     -------     --------     -------     -------
                                                 -------     -------     --------     -------     -------
SELECTED INFORMATION
Total return(b) .............................       5.68%      16.15%      (26.65)%     17.04%      17.70%
Net assets at end of period (in millions) ...    $   136     $   319     $    564     $   792     $   470
Ratio of expenses to average daily net
  assets(c)(d) ..............................       0.72%       0.97%        0.78%       0.70%       0.65%
Ratio of net investment income to average
  daily net assets(c) .......................       6.65%       8.02%        9.33%      12.51%      11.01%
Portfolio turnover rate (excluding short-term
  securities) ...............................         89%        136%         169%        109%         64%

(A)  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
(B) TOTAL RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE DURING THE PERIOD, ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(C) DURING THE YEARS REFLECTED ABOVE, THE DISTRIBUTOR VOLUNTARILY WAIVED FEES. HAD THE MAXIMUM DISTRIBUTION FEE BEEN IN EFFECT, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN AS
     FOLLOWS: 0.82%/6.55%, 1.07%/7.92%, 0.85%/9.26%, 0.77%/12.44%, AND
     0.72%/10.94% IN THE FISCAL YEAR ENDED 1996, 1995, 1994, 1993, AND 1992,
     RESPECTIVELY. BEGINNING IN FISCAL 1995, THE EXPENSE RATIOS REFLECT THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
(D) INCLUDES FEDERAL EXCISE TAXES OF 0.08%, 0.37%, 0.23%, 0.09% AND 0.02% FOR THE FISCAL YEAR ENDED 1996, 1995, 1994, 1993 AND 1992, RESPECTIVELY.

--------------------------------------------------------------------------------

21  1996 Annual Report - Income Funds

--------------------------------------------------------------------------------

(9) FINANCIAL HIGHLIGHTS
 ................................................................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      ADJUSTABLE RATE MORTGAGE SECURITIES FUND

                                                  Month       Year        Year        Year        Year       Period
                                                  Ended       Ended       Ended       Ended       Ended       Ended
                                                 9/30/96     8/31/96     8/31/95     8/31/94     8/31/93     8/31/92(b)
                                                 -------     -------     -------     -------     -------     -------
PER-SHARE DATA (A)
Net asset value, beginning of period .           $ 8.03      $ 7.99      $ 8.10      $ 8.88      $ 8.95      $ 8.80
                                                 -------     -------     -------     -------     -------     -------
Operations:
  Net investment income .....................      0.04        0.49        0.47        0.55        0.63        0.40
  Net realized and unrealized gains (losses)
    on investments ..........................      0.03        0.01       (0.05)      (0.82)      (0.09)       0.07
                                                 -------     -------     -------     -------     -------     -------
    Total from operations ...................      0.07        0.50        0.42       (0.27)       0.54        0.47
                                                 -------     -------     -------     -------     -------     -------
Distributions to shareholders:
  From net investment income ................     (0.04)      (0.46)      (0.53)      (0.51)      (0.61)      (0.32)
                                                 -------     -------     -------     -------     -------     -------
Net asset value, end of period ..............    $ 8.06      $ 8.03      $ 7.99      $ 8.10      $ 8.88      $ 8.95
                                                 -------     -------     -------     -------     -------     -------
                                                 -------     -------     -------     -------     -------     -------
SELECTED INFORMATION (A)
Total return (c) ............................      0.85%       6.40%       5.43%      (3.18%)      6.24%       5.49%
Net assets at end of period (in millions) ...    $  263      $  270      $  409      $  500      $  551      $  555
Ratio of expenses to average daily net assets
  (d) .......................................      0.82%(f)    0.60%       0.63%       0.60%       0.58%       0.58%(f)
Ratio of net investment income to average
  daily net assets (d) ......................      5.82%(f)    5.74%       5.62%       6.39%       7.25%       7.70%(f)
Portfolio turnover rate (excluding short-term
  securities) ...............................         2%         51%         36%         39%         39%         41%
Amount of borrowings outstanding at end of
  period (in millions) (e) ..................    $   --      $   --      $   --      $  145      $  145      $  145
Average amount of borrowings outstanding
  during the period (in millions) (e) .......    $   --      $   --      $   57      $  145      $  149      $   90
Average number of shares outstanding during
  the period (in millions) (e) ..............        --          --          53          62          62          52
Average per-share amount of borrowings
  outstanding during the period (e) .........    $   --      $   --      $ 1.09      $ 2.34      $ 2.41      $ 1.67

(A) ON SEPTEMBER 1, 1995 FOUR CLOSED-END FUNDS, AMERICAN ADJUSTABLE RATE TERM TRUST 1996, AMERICAN ADJUSTABLE RATE TERM TRUST 1997, AMERICAN ADJUSTABLE RATE TERM TRUST 1998 (DDJ) AND AMERICAN ADJUSTABLE RATE TERM TRUST 1999 WERE COMBINED TO CREATE THE FUND. DDJ IS CONSIDERED THE SURVIVING ENTITY FOR FINANCIAL REPORTING PURPOSES. THE FINANCIAL HIGHLIGHTS PRESENTED FOR THE PERIODS PRIOR TO SEPTEMBER 1, 1995 ARE THOSE OF DDJ. THE PER-SHARE HISTORICAL INFORMATION FOR SUCH PERIODS HAS BEEN ADJUSTED TO REFLECT THE IMPACT OF ADDITIONAL SHARES CREATED RESULTING FROM THE DIFFERENCE IN THE NET ASSET VALUE PER SHARE OF DDJ AT THE TIME OF THE MERGER ($8.71) AND THE INITIAL NET ASSET VALUE PER SHARE OF THE FUND ($8.00).
(B) COMMENCEMENT OF OPERATIONS OF AMERICAN ADJUSTABLE RATE TERM TRUST 1998 WAS JANUARY 30, 1992.
(C) TOTAL RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE, ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(D) VARIOUS FEES AND EXPENSES OF THE FUND WERE VOLUNTARILY WAIVED OR ABSORBED BY THE ADVISER DURING THE YEAR ENDING 8/31/96. HAD THE FUND PAID ALL EXPENSES, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 0.76%/5.58%, RESPECTIVELY. BEGINNING IN THE YEAR ENDED 8/31/96, THE EXPENSE RATIOS REFLECT THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
(E) DDJ WAS A CLOSED-END MANAGEMENT INVESTMENT COMPANY AND WAS PERMITTED TO ENTER INTO BORROWINGS FOR OTHER THAN TEMPORARY OR EMERGENCY PURPOSES. ADJUSTABLE RATE MORTGAGE SECURITIES FUND MAY BORROW ONLY FOR TEMPORARY OR EMERGENCY PURPOSES.
(F)  ADJUSTED TO AN ANNUAL BASIS.

--------------------------------------------------------------------------------

22  1996 Annual Report - Income Funds

                           Investments in Securities
--------------------------------------------------------------------------------

GOVERNMENT INCOME FUND                                         September 30, 1996
 .....................................................................................

                                                           Principal         Market
Description of Security                                      Amount         Value (a)
---------------------------------------------------------  ----------      -----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (111.4%):
  U.S. AGENCY DEBENTURES (3.4%):
      5.80%, FNMA, 12/10/03 .............................  $2,000,000      $ 1,888,980
      6.63%, FNMA, 3/21/06 ..............................   1,000,000          975,320
                                                                           -----------
                                                                             2,864,300
                                                                           -----------

  U.S. AGENCY MORTGAGE-BACKED SECURITIES (C) (97.1%):
    FIXED RATE (85.8%):
      7.50%, FHLMC, 11/1/09 .............................   1,606,604        1,622,156
      7.50%, FHLMC, 10/1/09 .............................   2,405,900        2,425,412
      7.50%, FHLMC, 12/1/09 .............................   3,203,417        3,229,397
      7.00%, FHLMC, 11/1/25 .............................   2,890,864        2,800,496
      7.50%, FHLMC, 10/16/25 ............................   5,000,000(b)     4,948,350
      11.00%, FNMA, 10/1/20 .............................   1,577,645        1,760,037
      7.00%, FNMA, 12/1/07 ..............................   9,279,593        9,244,701
      6.50%, FNMA, 8/1/23 ...............................   7,410,935        7,005,557
      6.00%, FNMA, 10/1/23 ..............................     906,170          833,096
      8.00%, FNMA, 8/1/24 ...............................   2,108,345        2,130,187
      9.00%, FNMA, 7/1/24 ...............................     848,454          886,889
      8.00%, FNMA, 12/1/24 ..............................   2,691,744        2,717,450
      8.00%, FNMA, 11/1/24 ..............................   3,341,833        3,376,454
      10.00%, FNMA, 10/1/17 .............................     822,072          893,996
      6.50%, FNMA, 9/1/25 ...............................   4,891,826        4,604,383
      7.00%, FNMA, 1/1/08 ...............................   5,000,000(b)     4,945,250
      10.00%, FNMA, Series 1989-15, Class D, 9/25/18 ....     256,884          265,677
      6.50%, FNMA, Series 1996-23, Class G, 7/25/26 .....   4,250,000        3,720,743
      7.00%, GNMA, 7/15/23 ..............................   3,420,945        3,314,007
      7.00%, GNMA, 3/15/09 ..............................   1,562,399        1,550,666
      9.00%, GNMA, 10/15/24 .............................     705,042          740,506
      7.00%, GNMA, 2/15/09 ..............................   1,740,391        1,733,307
      7.00%, GNMA, 3/15/09 ..............................   2,083,021        2,067,378
      10.00%, GNMA, 1/15/10 .............................   1,369,229        1,496,293
      9.00%, GNMA, 8/15/25 ..............................   3,418,174        3,590,108
                                                                           -----------
                                                                            71,902,496
                                                                           -----------

    INVERSE FLOATER (1.6%):
      4.00%, FHLMC, Series 1419, Class G, LIBOR,
        11/15/97 ........................................   1,389,498        1,352,759
                                                                           -----------

    INVERSE INTEREST-ONLY (0.9%):
      21.43%, FHLMC G, Series 12, Class AB, LIBOR,
        12/25/08 ........................................          --          795,346
                                                                           -----------

    Z-BOND (8.8%):
      8.34%, FHLMC, Series 1339, Class PZ, 7/15/22 ......   2,806,726        2,795,387
      7.61%, FHLMC, Series 1677, Class Z, 7/15/23 .......   3,661,928        3,390,946
      8.01%, FHLMC, Series 1694, Class Z, 3/15/24 .......     619,526          491,210
      7.60%, FNMA, Series 1993-160, Class ZA, 9/25/23 ...     860,982          684,059
                                                                           -----------
                                                                             7,361,602
                                                                           -----------

                                                           Principal         Market
Description of Security                                      Amount         Value (a)
---------------------------------------------------------  ----------      -----------

  U.S. GOVERNMENT SECURITIES (10.9%):
      7.25%, U.S. Treasury Bond, 5/15/16 ................  $2,000,000(d)   $ 2,043,980
      8.13%, U.S. Treasury Bond, 8/15/19 ................   1,000,000(d)     1,118,650
      5.75%, U.S. Treasury Note, 8/15/03 ................   3,000,000        2,861,430
      7.25%, U.S. Treasury Note, 5/15/04 ................   3,000,000        3,108,390
                                                                           -----------
                                                                             9,132,450
                                                                           -----------

        Total U.S. Government and Agency Securities
          (cost: $92,621,164)  ..........................                   93,408,953
                                                                           -----------

SHORT-TERM SECURITIES (0.3%):
      Repurchase agreement with Goldman Sachs, acquired
        on 9/30/96, interest of $41, 5.80%, 10/1/96
        (cost: $256,000) ................................     256,000(e)       256,000
                                                                           -----------

        Total Investments in Securities
          (cost: $92,877,164) (f)  ......................                  $93,664,953
                                                                           -----------
                                                                           -----------

NOTES TO INVESTMENTS IN SECURITIES:
(A)  SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO
     THE FINANCIAL STATEMENTS.
(B)  ON SEPTEMBER 30, 1996, THE TOTAL COST OF INVESTMENTS PURCHASED ON A WHEN-
     ISSUED BASIS WAS $9,830,469.
(C)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         LIBOR - LONDON INTERBANK OFFERED RATE
         INVERSE FLOATER - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT
           INCREASE (DECREASE) WITH A DECLINE (INCREASE) IN THE SPECIFIED INDEX.
           THE INTEREST RATE PAID BY THE INVERSE FLOATER WILL GENERALLY CHANGE
           AT A MULTIPLE OF ANY CHANGE IN THE INDEX. INTEREST RATES DISCLOSED
           ARE IN EFFECT ON SEPTEMBER 30, 1996.
         INVERSE INTEREST-ONLY - REPRESENTS SECURITIES THAT ENTITLE HOLDERS TO
           RECEIVE ONLY INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. INTEREST
           IS PAID AT A RATE THAT INCREASES (DECREASES) WITH A DECREASE
           (INCREASE) IN THE SPECIFIED INDEX. THE YIELD TO MATURITY OF AN
           INVERSE INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL
           PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF
           PRINCIPAL REPAYMENTS MAY HAVE AN ADVERSE (POSITIVE) EFFECT ON YIELD
           TO MATURITY. INTEREST RATES DISCLOSED REPRESENT CURRENT YIELDS BASED
           UPON THE CURRENT COST BASIS AND ESTIMATED TIMING AND AMOUNT OF FUTURE
           CASH FLOWS.
         Z-BOND - REPRESENTS SECURITIES THAT PAY NO INTEREST OR PRINCIPAL DURING
           THEIR INITIAL ACCRUAL PERIODS, BUT ACCRUE ADDITIONAL PRINCIPAL AT
           SPECIFIED RATES. INTEREST RATE DISCLOSED REPRESENTS CURRENT YIELD
           BASED UPON THE COST BASIS AND ESTIMATED TIMING OF FUTURE CASH FLOWS.
(D)  THESE ISSUES ARE PARTIALLY PLEDGED AS INITIAL MARGIN DEPOSITS ON OPEN
     INTEREST RATE FUTURES SALES CONTRACTS. SEE NOTE 2 TO THE FINANCIAL
     STATEMENTS.
(E)  REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY
     U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS
     INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(F)  ON SEPTEMBER 30, 1996, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL
     INCOME TAX PURPOSES WAS $93,150,986. THE AGGREGATE GROSS UNREALIZED
     APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES, INCLUDING OPEN
     FUTURES CONTRACTS, BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 1,463,644
      GROSS UNREALIZED DEPRECIATION ......   (1,038,740)
                                            -----------
        NET UNREALIZED APPRECIATION ......  $   424,904
                                            -----------
                                            -----------

--------------------------------------------------------------------------------

23                                     1996 Annual Report - Income Funds

                           Investments in Securities
--------------------------------------------------------------------------------

INTERMEDIATE BOND FUND                                         September 30, 1996
 .....................................................................................

                                                           Principal         Market
Description of Security                                      Amount         Value (a)
---------------------------------------------------------  ----------      -----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (78.5%):
  U.S. AGENCY FIXED RATE MORTGAGE-BACKED SECURITIES (78.5%):
      7.00%, FHLMC, 9/1/01 ..............................  $2,500,000      $ 2,511,700
      7.00%, FHLMC, 9/1/25 ..............................   4,718,006        4,570,521
      7.50%, FHLMC, 10/1/25 .............................   2,762,630        2,737,573
      7.00%, FHLMC, 10/1/25 .............................   4,924,134        4,770,205
      7.00%, FHLMC, 4/1/26 ..............................   5,051,233        4,887,017
      6.50%, FHLMC, 5/1/26 ..............................   2,589,330        2,436,379
      6.50%, FHLMC, 5/1/26 ..............................   2,554,254        2,407,359
      6.00%, FHLMC, 3/1/11 ..............................   4,983,838        4,731,457
      6.50%, FHLMC, 1/1/26 ..............................   2,544,799        2,394,477
      7.00%, FHLMC, 3/1/26 ..............................   5,017,339        4,854,226
      7.00%, FHLMC, 5/1/26 ..............................   3,525,255        3,410,649
      7.00%, FHLMC, 9/1/10 ..............................   4,671,382        4,633,357
      10.00%, FNMA, 11/1/18 .............................   2,993,961        3,254,016
      7.00%, FNMA, 10/1/25 ..............................   2,490,603        2,408,064
      7.00%, FNMA, 10/1/10 ..............................   3,348,740        3,318,367
      7.00%, FNMA, 5/1/26 ...............................   2,539,919        2,452,572
      7.00%, FNMA, 9/1/25 ...............................   4,851,908        4,691,115
      7.00%, FNMA, 10/1/25 ..............................   4,610,967        4,458,159
      6.50%, FNMA, 4/1/26 ...............................   2,534,777        2,381,879
      9.50%, FNMA, 6/1/21 ...............................   3,103,097        3,324,162
      7.00%, FNMA, 9/1/03 ...............................   2,500,000        2,496,850
      9.00%, GNMA, 5/20/25 ..............................   5,430,244        5,669,446
      8.00%, GNMA, 7/20/25 ..............................   4,447,034        4,467,846
      8.50%, GNMA, 7/20/25 ..............................   5,400,410        5,525,213
      8.00%, GNMA, 8/20/25 ..............................   5,511,910        5,537,706
      7.50%, GNMA, 10/15/25 .............................   2,265,953        2,242,976
      9.00%, GNMA, 8/15/21 ..............................   5,769,582        6,095,506
      6.50%, GNMA, 10/15/10 .............................   4,094,627        3,990,786
                                                                           -----------
                                                                           106,659,583
                                                                           -----------

        Total U.S. Government and Agency Securities
          (cost: $107,629,614)  .........................                  106,659,583
                                                                           -----------

                                                           Principal         Market
Description of Security                                      Amount         Value (a)
---------------------------------------------------------  ----------      -----------

CORPORATE BONDS (5.4%):
      Ford Motor Credit Co., 7.00%, 9/25/01 .............  $3,000,000      $ 3,008,820
      General Motors Acceptance Corp., 8.50%, 1/1/03 ....   1,500,000        1,600,320
      Hydro-Quebec, 9.40%, 2/1/21 .......................   2,300,000        2,664,021
                                                                           -----------

        Total Corporate Bonds
          (cost: $7,233,670)  ...........................                    7,273,161
                                                                           -----------

SHORT-TERM SECURITIES (18.4%):
      Repurchase agreement with Goldman Sachs, acquired
        on 9/30/96, interest of $4,028, 5.80%, 10/1/96
        (cost: $25,003,000) .............................  25,003,000(b)    25,003,000
                                                                           -----------

        Total Investments in Securities
          (cost: $139,866,284) (c)  .....................                  $138,935,744
                                                                           -----------
                                                                           -----------

NOTES TO INVESTMENTS IN SECURITIES:
(A)  SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO
     THE FINANCIAL STATEMENTS.
(B)  REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY
     U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS
     INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(C)  ON SEPTEMBER 30, 1996, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL
     INCOME TAX PURPOSES WAS $139,866,284. THE AGGREGATE GROSS UNREALIZED
     APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS
     COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $   224,224
      GROSS UNREALIZED DEPRECIATION ......   (1,154,764)
                                            -----------
        NET UNREALIZED DEPRECIATION ......  $  (930,540)
                                            -----------
                                            -----------

--------------------------------------------------------------------------------

24                                     1996 Annual Report - Income Funds

                           Investments in Securities
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE SECURITIES FUND                         September 30, 1996
 .........................................................................................

                                                            Principal           Market
Description of Security                                       Amount           Value (a)
---------------------------------------------------------  ------------      -------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (83.8%):
  U.S. GOVERNMENT SECURITIES (0.2%):
      6.38%, U.S. Treasury Note, 1/15/99                   $    450,000      $     452,219
      6.00%, U.S. Treasury Note, 11/30/97 ...............        15,000             15,024
                                                                             -------------
                                                                                   467,243
                                                                             -------------

  U.S. AGENCY MORTGAGE-BACKED SECURITIES (B) (83.6%):
    FIXED RATE (17.1%):
      5.50%, FHLMC, 4/1/03 ..............................     2,470,769          2,346,440
      5.50%, FHLMC, 4/1/03 ..............................     1,867,934          1,773,939
      5.50%, FHLMC, 4/1/03 ..............................     2,624,942          2,492,855
      5.50%, FHLMC, 4/1/03 ..............................     1,555,251          1,476,991
      5.50%, FHLMC, 4/1/03 ..............................     1,947,554          1,849,553
      6.50%, FNMA, 3/1/03 ...............................     4,919,422          4,837,907
      10.00%, FNMA, 12/1/21 .............................     1,855,883          2,017,678
      7.00%, FNMA, 4/1/03 ...............................     4,052,797          4,047,690
      6.50%, FNMA, 3/1/03 ...............................     9,531,164          9,373,234
      7.00%, FNMA, 3/1/03 ...............................     3,901,654          3,896,738
      7.00%, FNMA, 4/1/03 ...............................     4,042,761          4,037,667
      9.00%, GNMA, 5/15/16 ..............................     1,026,429          1,079,988
      10.00%, GNMA, 2/15/25 .............................     2,455,924          2,686,903
      9.00%, GNMA, 4/15/21 ..............................     2,892,749          3,065,388
                                                                             -------------
                                                                                44,982,971
                                                                             -------------

    ADJUSTABLE AND FLOATING RATE (66.5%):
      7.70%, FHLMC, 2/1/22 ..............................    12,561,733         13,071,237
      7.50%, FHLMC, 11/1/16 .............................     7,901,834          8,123,638
      7.25%, FHLMC, 1/1/17 ..............................       876,919            898,377
      7.68%, FHLMC, 6/1/18 ..............................     1,622,844          1,682,337
      6.94%, FHLMC, 1/1/21 ..............................     4,640,024          4,726,421
      7.25%, FHLMC, 8/1/20 ..............................     8,613,860          8,876,841
      5.93%, FHLMC, Series 1693, Class FA, Treasury,
        3/15/09 .........................................     8,973,361          8,712,057
      7.09%, FNMA, 11/1/17 ..............................     8,216,517          8,383,969
      7.31%, FNMA, 1/1/20 ...............................     1,687,671          1,751,009
      7.54%, FNMA, 2/1/22 ...............................     1,398,898          1,453,706
      7.18%, FNMA, 3/1/28 ...............................     5,736,413          5,793,318
      7.32%, FNMA, 10/1/25 ..............................     7,029,897          7,081,215
      5.32%, FNMA, Series 1993-116, Class FA, COFI,
        7/25/22 .........................................     8,359,061          8,166,886
      7.00%, GNMA, 7/20/22 ..............................     6,903,205          6,985,698
      7.25%, GNMA, 7/20/22 ..............................     9,672,801          9,792,841
      7.13%, GNMA, 5/20/23 ..............................     8,831,516          8,916,387
      7.25%, GNMA, 9/20/23 ..............................     6,987,920          7,065,905
      7.13%, GNMA, 6/20/24 ..............................     8,500,212          8,590,654
      6.50%, GNMA, 9/20/25 ..............................    13,793,410         14,000,312
      6.00%, GNMA, 8/20/25 ..............................    10,837,029         10,975,851
      6.00%, GNMA, 9/20/25 ..............................    15,577,697         15,776,314
      6.50%, GNMA, 11/20/25 .............................     1,655,595          1,675,976
      7.00%, GNMA, 8/20/21 ..............................     6,279,065          6,361,949

                                                            Principal           Market
Description of Security                                       Amount           Value (a)
---------------------------------------------------------  ------------      -------------
      7.00%, GNMA, 10/20/21 .............................  $  6,019,471      $   6,090,140
                                                                             -------------
                                                                               174,953,038
                                                                             -------------

        Total U.S. Government and Agency Securities
          (cost: $220,881,893)  .........................                      220,403,252
                                                                             -------------

PRIVATE MORTGAGE-BACKED SECURITIES (B) (12.9%):
  FLOATING RATE (12.9%):
      7.36%, Capstead Mortgage Securities Corporation,
        Series 1993-2H, Class A1, Treasury, 9/25/23 .....    11,010,627         11,082,890
      7.14%, Donaldson, Lufkin and Jenrette, Series
        1992-MF3, Class A3, LIBOR, 6/18/07 ..............    13,000,000         13,048,749
      7.81%, Resolution Trust Corporation, Series 1991-8,
        Class A1, Treasury, 12/25/20 ....................     9,659,748          9,703,517
                                                                             -------------

        Total Private Mortgage-Backed Securities
          (cost: $34,687,099)  ..........................                       33,835,156
                                                                             -------------

SHORT-TERM SECURITIES (3.3%):
      Repurchase agreement with Goldman Sachs, acquired
        on 9/30/96, interest of $1,391, 5.80%, 10/1/96
        (cost: $8,632,000) ..............................     8,632,000(c)       8,632,000
                                                                             -------------

        Total Investments in Securities
          (cost: $264,200,992) (d)  .....................                    $ 262,870,408
                                                                             -------------
                                                                             -------------

NOTES TO INVESTMENTS IN SECURITIES
(A)  SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO
     THE FINANCIAL STATEMENTS.
(B)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         LIBOR - LONDON INTERBANK OFFERED RATE
         COFI (11TH DISTRICT) - COST OF FUNDS INDEX OF THE FEDERAL RESERVE'S
           11TH DISTRICT
         ADJUSTABLE RATE - REPRESENTS PASS-THROUGH MORTGAGE SECURITIES
           COLLATERALIZED BY MORTGAGES WITH INTEREST RATES THAT ARE ADJUSTED
           FROM TIME TO TIME IN ACCORDANCE WITH PREDETERMINED INTEREST RATE
           INDEXES. INTEREST RATES DISCLOSED ARE IN EFFECT ON SEPTEMBER 30,
           1996.
         FLOATING RATE - REPRESENTS COLLATERALIZED MORTGAGE OBLIGATIONS OR
           MULTI-CLASS PASS-THROUGH SECURITIES THAT PAY INTEREST AT RATES THAT
           INCREASE (DECREASE) WITH AN INCREASE (DECREASE) IN THE SPECIFIED
           INDEX. INTEREST RATES DISCLOSED ARE IN EFFECT ON SEPTEMBER 30, 1996.
(C)  REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY
     U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS
     INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(D)  ON SEPTEMBER 30, 1996, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL
     INCOME TAX PURPOSES WAS $264,200,992. THE AGGREGATE GROSS UNREALIZED
     APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS
     COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $    571,978
      GROSS UNREALIZED DEPRECIATION ......    (1,902,562)
                                            ------------
        NET UNREALIZED DEPRECIATION ......  $ (1,330,584)
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

25                                     1996 Annual Report - Income Funds

                           Investments in Securities
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE SECURITIES FUND                           August 31, 1996
 .........................................................................................

                                                            Principal           Market
Description of Security                                       Amount           Value (a)
---------------------------------------------------------  ------------      -------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (80.5%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (B) (80.5%):
    FIXED RATE (16.6%):
      5.50%, FHLMC, 4/1/03 ..............................  $  2,473,388      $   2,327,285
      5.50%, FHLMC, 4/1/03 ..............................     1,870,131          1,759,662
      5.50%, FHLMC, 4/1/03 ..............................     2,628,185          2,472,938
      5.50%, FHLMC, 4/1/03 ..............................     1,556,962          1,464,992
      5.50%, FHLMC, 4/1/03 ..............................     1,950,985          1,835,740
      6.50%, FNMA, 3/1/03 ...............................     4,935,117          4,813,220
      10.00%, FNMA, 12/1/21 .............................     1,860,492          2,020,364
      7.00%, FNMA, 4/1/03 ...............................     4,056,701          4,019,907
      6.50%, FNMA, 3/1/03 ...............................     9,544,772          9,309,016
      7.00%, FNMA, 3/1/03 ...............................     3,958,491          3,922,588
      7.00%, FNMA, 4/1/03 ...............................     4,049,438          4,012,710
      9.00%, GNMA, 5/15/16 ..............................     1,028,144          1,078,893
      10.00%, GNMA, 2/15/25 .............................     2,509,382          2,740,696
      9.00%, GNMA, 4/15/21 ..............................     2,929,233          3,095,789
                                                                             -------------
                                                                                44,873,800
                                                                             -------------

    ADJUSTABLE AND FLOATING RATE (63.9%):
      7.69%, FHLMC, 2/1/22 ..............................    12,711,735         13,170,375
      7.50%, FHLMC, 11/1/16 .............................     8,018,830          8,201,660
      7.67%, FHLMC, 6/1/18 ..............................     1,631,380          1,684,612
      6.94%, FHLMC, 1/1/21 ..............................     4,734,788          4,825,222
      7.24%, FHLMC, 8/1/20 ..............................     8,854,306          9,080,445
      6.15%, FHLMC, Series 1693, Class FA, Treasury,
        3/15/09 .........................................     9,051,637          8,779,183
      7.09%, FNMA, 11/1/17 ..............................     8,294,010          8,431,856
      7.31%, FNMA, 1/1/20 ...............................     1,691,676          1,748,009
      7.18%, FNMA, 3/1/28 ...............................     5,750,719          5,759,518
      7.32%, FNMA, 10/1/25 ..............................     7,098,381          7,076,376
      5.31%, FNMA, Series 1993-116, Class FA, COFI,
        7/25/22 .........................................     8,532,504          8,340,267
      7.00%, GNMA, 7/20/22 ..............................     6,991,280          7,081,957
      7.25%, GNMA, 7/20/22 ..............................     9,789,287          9,922,617
      7.13%, GNMA, 5/20/23 ..............................     8,935,277          9,026,059
      7.25%, GNMA, 9/20/23 ..............................     7,084,153          7,171,996
      7.13%, GNMA, 6/20/24 ..............................     8,602,215          8,698,645
      6.50%, GNMA, 9/20/25 ..............................    13,868,677         14,102,226
      6.00%, GNMA, 8/20/25 ..............................    10,890,706         10,983,059
      6.00%, GNMA, 9/20/25 ..............................    15,652,520         15,785,410
      7.00%, GNMA, 8/20/21 ..............................     6,362,001          6,452,342
      7.00%, GNMA, 10/20/21 .............................     6,093,815          6,174,192
                                                                             -------------
                                                                               172,496,026
                                                                             -------------

        Total U.S. Government and Agency Securities
          (cost: $218,535,023)  .........................                      217,369,826
                                                                             -------------

                                                            Principal           Market
Description of Security                                       Amount           Value (a)
---------------------------------------------------------  ------------      -------------

PRIVATE MORTGAGE-BACKED SECURITIES (B) (17.1%):
  FLOATING RATE (17.1%):
      7.40%, Capstead Mortgage Securities Corporation,
        Series 1993-2H, Class A1, Treasury, 9/25/23 .....  $ 11,367,488      $  11,442,093
      7.20%, Donaldson, Lufkin and Jenrette, Series
        1992-MF3, Class A3, LIBOR, 6/18/07 ..............    13,000,000         13,042,654
      7.80%, Resolution Trust Corporation, Series 1991-8,
        Class A1, Treasury, 12/25/20 ....................     9,807,791          9,832,320
      6.80%, Sears Mortgage Securities, Series 1991-K,
        Class A1, LIBOR, 9/25/21 ........................    11,655,608         11,710,250
                                                                             -------------

        Total Private Mortgage-Backed Securities
          (cost: $47,060,383)  ..........................                       46,027,317
                                                                             -------------

SHORT-TERM SECURITIES (2.5%):
      Repurchase agreement with Goldman Sachs, acquired
        on 8/30/96, accrued interest of $3,884, 5.28%,
        9/3/96
        (cost: $6,621,000) ..............................     6,621,000(c)       6,621,000
                                                                             -------------

        Total Investments in Securities
          (cost: $272,216,406) (d)  .....................                    $ 270,018,143
                                                                             -------------
                                                                             -------------

NOTES TO INVESTMENTS IN SECURITIES
(A)  SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO
     THE FINANCIAL STATEMENTS.
(B)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         LIBOR - LONDON INTERBANK OFFERED RATE
         COFI (11TH DISTRICT) - COST OF FUNDS INDEX OF THE FEDERAL RESERVE'S
           11TH DISTRICT
         ADJUSTABLE RATE - REPRESENTS PASS-THROUGH MORTGAGE SECURITIES
           COLLATERALIZED BY MORTGAGES WITH INTEREST RATES THAT ARE ADJUSTED
           FROM TIME TO TIME IN ACCORDANCE WITH PREDETERMINED INTEREST RATE
           INDEXES. INTEREST RATES DISCLOSED ARE IN EFFECT ON SEPTEMBER 30,
           1996.
         FLOATING RATE - REPRESENTS COLLATERALIZED MORTGAGE OBLIGATIONS OR
           MULTI-CLASS PASS-THROUGH SECURITIES THAT PAY INTEREST AT RATES THAT
           INCREASE (DECREASE) WITH AN INCREASE (DECREASE) IN THE SPECIFIED
           INDEX. INTEREST RATES DISCLOSED ARE IN EFFECT ON SEPTEMBER 30, 1996.
(C)  REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY
     U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS
     INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(D)  ON AUGUST 31, 1996, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL
     INCOME TAX PURPOSES WAS $272,216,406. THE AGGREGATE GROSS UNREALIZED
     APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS
     COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $    245,223
      GROSS UNREALIZED DEPRECIATION ......    (2,443,486)
                                            ------------
        NET UNREALIZED DEPRECIATION ......  $ (2,198,263)
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

26                                     1996 Annual Report - Income Funds

             Independent Auditors' Report
--------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      PIPER FUNDS INC.:

                      We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Government Income Fund and Intermediate Bond Fund (funds within Piper Funds Inc.) as of September 30, 1996, and Adjustable Rate Mortgage Securities Fund (a fund within Piper Funds Inc.-II) as of September 30, 1996 and August 31, 1996, and the related statements of operations for the year ended September 30, 1996 for Government Income Fund and Intermediate Bond Fund and the month ended September 30, 1996 for Adjustable Rate Mortgage Securities Fund and the year ended August 31, 1996 for Adjustable Rate Mortgage Securities Fund, the statements of changes in net assets for each of the years in the two-year period ended September 30, 1996 for Government Income Fund and Intermediate Bond Fund and the month ended September 30, 1996 for Adjustable Rate Mortgage Securities Fund and each of the years in the two-year period ended August 31, 1996 for Adjustable Rate Mortgage Securities Fund, and the financial highlights presented in note 9 to the financial statements. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

                      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                      In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Government Income Fund and Intermediate Bond Fund as of September 30, 1996, and Adjustable Rate Mortgage Securities Fund as of September 30, 1996 and August 31, 1996, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                      KPMG Peat Marwick LLP
                      Minneapolis, Minnesota
                      October 18, 1996

--------------------------------------------------------------------------------

27  1996 Annual Report - Income Funds

             Federal Income Tax Information
--------------------------------------------------

                      The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax adviser on how to report these distributions at the state and local levels.

                      INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

                                                 GOVERNMENT   INTERMEDIATE
                                                  INCOME        BOND
PAYABLE DATE                                       FUND         FUND
---------------------------------------------    --------     --------
October 2, 1995 .............................    $0.0457      $0.1350
November 1, 1995 ............................     0.0485       0.1650
December 1, 1995 ............................     0.0505       0.1650
January 2, 1996 .............................     0.0491       0.1650
February 1, 1996 ............................     0.0487       0.0650
March 1, 1996 ...............................     0.0487       0.0650
April 1, 1996 ...............................     0.0485       0.0650
May 1, 1996 .................................     0.0503       0.0650
June 3, 1996 ................................     0.0512       0.0650
July 1, 1996 ................................     0.0504       0.0650
August 1, 1996 ..............................     0.0515       0.0406
September 3, 1996 ...........................     0.0496       0.0416
                                                 --------     --------
  Total .....................................    $0.5927      $1.1022
                                                 --------     --------
                                                 --------     --------

                                                 ADJUSTABLE
                                                   RATE
                                                 MORTGAGE
                                                 SECURITIES
PAYABLE DATE                                     FUND
---------------------------------------------    --------
October 2, 1995 .............................    $0.0342
November 1, 1995 ............................     0.0369
December 1, 1995 ............................     0.0388
January 2, 1996 .............................     0.0393
February 1, 1996 ............................     0.0386
March 1, 1996 ...............................     0.0403
April 1, 1996 ...............................     0.0377
May 1, 1996 .................................     0.0378
June 3, 1996 ................................     0.0380
July 1, 1996 ................................     0.0377
August 1, 1996 ..............................     0.0389
                                                 --------
  Total as of August 31, 1996 ...............     0.4182
September 3, 1996 ...........................     0.0405
                                                 --------
  Total distributions .......................    $0.4587
                                                 --------
                                                 --------

--------------------------------------------------------------------------------

28  1996 Annual Report - Income Funds

             Shareholder Update
--------------------------------------------------

                      INTERMEDIATE BOND FUND (FORMERLY INSTITUTIONAL GOVERNMENT INCOME PORTFOLIO)
                      At a special meeting of shareholders held on September 12, 1996, shareholders of Intermediate Bond Fund (the fund) approved the discontinuance of a fundamental policy requiring the fund to invest only in securities issued or guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities and repurchase agreements fully secured by such securities. In connection with the discontinuance of this policy, the fund's investment policies were revised to permit investments in a broad range of investment quality debt securities and its name was changed from Institutional Government Income Portfolio to Intermediate Bond Fund. The following votes were cast regarding this matter:
                      10,271,277 shares voted "for", 1,166,053 shares voted "against" and 723,286 abstentions.

                      ADJUSTABLE RATE MORTGAGE SECURITIES FUND
                      At a special meeting of shareholders held on September 16, 1996, shareholders of Piper Institutional Funds, Inc.--Institutional Government Adjustable Portfolio approved the merger of all its net assets into Piper Funds Inc., II--Adjustable Rate Mortgage Securities Fund. The following votes were cast regarding this matter: 273,523 shares voted "for", 0 shares voted "against" and 203,455 abstentions.

--------------------------------------------------------------------------------

29  1996 Annual Report - Income Funds

             Directors and Officers
--------------------------------------------------

                      DIRECTORS
                      David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL
                        PRODUCTS, INC., KIEFER BUILT, INC., OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
                      Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                      William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC.,
                          PIPER CAPITAL MANAGEMENT INCORPORATED
                      Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                      Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR
                          FINANCIAL CORP., HORMEL FOODS CORP.
                      David A. Hughey, RETIRED EXECUTIVE VICE PRESIDENT AND
                        CHIEF ADMINISTRATIVE OFFICER OF DEAN WITTER INTERCAPITAL INC. AND DEAN WITTER TRUST CO.
                      George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL EQUITY
                          FUNDS

                      OFFICERS
                      William H. Ellis, CHAIRMAN OF THE BOARD
                      Paul A. Dow, PRESIDENT
                      Robert H. Nelson, VICE PRESIDENT AND TREASURER Susan Sharp Miley, SECRETARY

                      INVESTMENT ADVISER
                      Piper Capital Management Incorporated
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                      DISTRIBUTOR
                      Piper Jaffray Inc.
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                      CUSTODIAN AND TRANSFER AGENT
                      Investors Fiduciary Trust Company
                      127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

                      INDEPENDENT AUDITORS
                      KPMG Peat Marwick LLP
                      4200 NORWEST CENTER, MINNEAPOLIS, MN 55402

                      LEGAL COUNSEL
                      Dorsey & Whitney LLP
                      220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

--------------------------------------------------------------------------------

30   1996 Annual Report - Income Funds

                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
As a shareholder in Piper Funds, you have access to a full range of services and benefits.

Check your prospectus for details about services and any limitations that might apply to your fund.
--------------------------------------------------------------------------------

LOW MINIMUM INVESTMENTS
You can open a Piper mutual fund account with a minimum investment of $250.

QUANTITY DISCOUNTS
If your initial investment exceeds a specified amount, if an investment combined with the value of your existing Piper shares exceeds a specified amount, or if your investments combined during a 13-month period exceed a specified amount, you can reduce or even eliminate the front-end sales charge.

WAIVER OF SALES CHARGES
Money market funds carry no sales charges.* Sales charges on other Piper funds are waived on purchases of $500,000 or more. However, a contingent deferred sales charge may be imposed. See your prospectus for details.

AUTOMATIC REINVESTMENT OF DIVIDENDS
For maximum growth of your assets, you can reinvest dividends and capital gains automatically in additional shares of your fund without a sales charge.

CROSS-REINVESTMENT OF DISTRIBUTIONS
Diversify your holdings by reinvesting dividends and capital gains from one Piper fund to another.

CASH DISTRIBUTIONS
If you prefer, take your dividends and/or capital gains in cash.

AUTOMATIC MONTHLY INVESTMENT PROGRAM
You may automatically transfer $25 or more each month from any Piper money market fund* into many other Piper funds.

AUTOMATIC MONTHLY MONEY TRANSFER PROGRAM
If you are starting a savings discipline or seeking a convenient way to invest, you can transfer a minimum of $100 automatically from your bank, savings and loan or other financial institution into many of the Piper funds.

EXCHANGE PRIVILEGES
Revise your investment plan without incurring a sales charge by moving assets from one Piper fund to another with the same fee structure. See your prospectus for restrictions involving exchanges between funds with different sales charges.

REINVESTMENT PRIVILEGES
If you buy a fund with a sales charge and later redeem your shares, you may reinvest all or part of the proceeds in shares of that fund or another Piper fund within 30 days and pay no additional sales charge, subject to each fund's minimum investment requirements.

SYSTEMATIC WITHDRAWAL PLAN
If your account has a value of $5,000 or more, you can elect to receive periodic payments of $100 or more, at no cost, excluding money market funds.

ACCOUNT STATEMENTS
Whenever you add to or withdraw money from your account, you'll receive a monthly statement from Piper Jaffray. Accounts with no activity receive a quarterly statement instead. Periodic dividend and capital gain distributions, if any, also appear on your statement.

CONFIRMATION OF TRANSACTIONS
You receive a confirmation statement following every transaction, except in the money market funds. All transactions are reflected on your account statement.

$50 MILLION SHAREHOLDER PROTECTION
If you have a Piper Jaffray PRIME or PAT Plus account, you are protected up to $50 million in the unlikely event that Piper Jaffray were to fail financially. All other Piper Jaffray accounts are protected up to $25 million. This protection does not cover market loss.

* AN INVESTMENT IN A PIPER MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.


--------------------------------------------------------------------------------
                                       31  1996 Annual Report - Income Funds

GLOSSARY OF TERMS ****
--------------------------------------------------------------------------------

BENCHMARK
A benchmark is an established basis of comparison for an investment's performance. Benchmarks may be an unmanaged market index or a group of similar investments.

COUPON
Coupon is the interest rate on a bond that the issuer promises to pay to the holder until the bond matures or resets its rate. It is expressed as an annual percentage of face value.

CURRENT COUPON ISSUES
This is a bond with a coupon (or interest rate) within half a percentage point of current market rates.

DEFENSIVE EFFECTIVE DURATION
(see Effective Duration)

DISCOUNT
Bonds selling at prices below their redemption values are called discount bonds.

DOLLAR ROLL PROGRAM
The dollar roll program allows a fund to generate fee income by committing to pay for securities in the future at today's prices. These commitments also increase the amount of assets exposed to market and interest rate risk, and therefore, may increase a fund's net asset value volatility.

EFFECTIVE DURATION
Effective duration estimates how much the value of a security is expected to change with a given change in interest rates. Longer effective durations indicate more sensitivity to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant. It is important to remember that effective duration is based on certain assumptions and has several limitations. It is most effective as a measure when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities.

If a fund has an AGGRESSIVE EFFECTIVE DURATION, it means its managers have set a longer duration posture in comparison to the fund's benchmark. A fund with a long effective duration is more sensitive to changing interest rates.

If a fund has a DEFENSIVE EFFECTIVE DURATION, it means its managers have set a shorter duration posture in comparison to the fund's benchmark, to make the fund less sensitive to changing interest rates.

If a fund has a NEUTRAL EFFECTIVE DURATION, the duration is approximately the same as its benchmark.

FANNIE MAE (OR FNMA, OR FEDERAL NATIONAL MORTGAGE ASSOCIATION)
Fannie Mae is a publicly owned, government-sponsored corporation chartered in 1938 to purchase mortgages from lenders and resell them to investors. The agency mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages.

GINNIE MAE (OR GNMA, OR GOVERNMENT NATIONAL MORTGAGE ASSOCIATION)
Ginnie Mae is a government-owned corporation, which is an agency of the U.S. Department of Housing and Urban Development. Ginnie Mae guarantees, with the full faith and credit of the U.S. government, full and timely payment of all monthly principal and interest payments on the mortgage-backed pass-through securities of registered holders. The securities, which are issued by private firms, such as mortgage bankers and savings institutions, and typically marketed through security broker-dealers, represent pools of residential mortgages insured or guaranteed by the Federal Housing Administration (FHA), the Farmer's Home Administration (FmHA), or the Veterans Administration(VA).

INTEREST-ONLY SECURITIES (IOs)
In pooled mortgage securities, interest-only refers to securities that receive interest from underlying mortgages. They sell at a discount, and their cash flow declines with time. IOs increase in value when interest rates rise and decline when interest rates fall.


**** [In the printed version of the document this symbol appears as a graduation cap.]


--------------------------------------------------------------------------------
                                       32  1996 Annual Report - Income Funds

GLOSSARY OF TERMS ****
--------------------------------------------------------------------------------

INTEREST RATE RISK
Interest rate risk is the risk that after an investor purchases a bond, interest rates will rise and the price of the bond will go down.

INVERSE FLOATERS
Inverse floaters are bonds whose coupon payments move inversely to a designated index. However, like most other fixed income securities, the price of inverse floaters will decrease as interest rates increase. Inverse floaters generally exhibit greater price volatility than the majority of mortgage pass-through securities. Coupon rates on inverse floaters typically change at a multiple of the changes in the relevant index rate.

INVERSE INTEREST-ONLY SECURITIES
In pooled mortgage securities, inverse interest-only securities receive interest from underlying mortgages. Unlike regular IOs,their values decrease when interest rates rise, and increase when interest rates fall.

MORTGAGE PASS-THROUGHS
Pass-throughs are pooled mortgages, repackaged as shares, for investors. These securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments ) made by the individual borrowers on the mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

NEUTRAL EFFECTIVE DURATION
(see Effective Duration)

OBJECTIVE
A fund's objective is stated in its prospectus. It is the goal (although it is not guaranteed) that a mutual fund pursues. Examples of an investment objective might be long-term capital appreciation or current income.

SEASONED
For mortgage-backed securities, a seasoned issue is one that has already gone through a refinancing cycle and, therefore, is less likely to prepay principal at an accelerated rate if refinancings pick up again.

UNDERVALUED
An undervalued security is a security selling at a price lower than what analysts believe it is worth.

YANKEE BOND
A Yankee bond is a dollar-denominated bond issued in the United States by a foreign bank or corporation. They are issued in the United States when market conditions are more favorable than in domestic markets overseas.


FOR MORE INFORMATION
--------------------------------------------------------------------------------

BY PHONE [GRAPHIC]
--------------------------------------------------------------------------------
1 800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO LISTEN TO MONTHLY FUND UPDATES
press 3, press 1, then press:

17   for Government Income Fund
18   for Intermediate Bond Fund
19   for Adjustable Rate Mortgage Securities Fund


TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.


BY MAIL [GRAPHIC]
--------------------------------------------------------------------------------
Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the funds' shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 1 800 866-7778, or mail a request to us.


ON-LINE [GRAPHIC]
--------------------------------------------------------------------------------
http://www.piperjaffray.com/
money_management/


**** [In the printed version of the document this symbol appears as a graduation cap.]

--------------------------------------------------------------------------------

[LOGO]                   PIPER FUNDS  222 South Ninth Street
                         Minneapolis, MN 55402-3804

                         PIPER JAFFRAY INC., FUND DISTRIBUTOR AND NASD MEMBER.